UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
  ___________________________________

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
PLAYBOY, INC.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PLAYBOY, INC.
10960 Wilshire Blvd., Suite 2200
Los Angeles, CA 90024

April 30, 2026

DEAR STOCKHOLDER:

It is my pleasure to invite you to attend the 2026 Annual Meeting of Stockholders of Playboy, Inc. (the “Annual Meeting”). The Annual Meeting will be held virtually on June 16, 2026, at 1:00 p.m., Eastern Time. You may attend the virtual Annual Meeting and vote your shares electronically during the meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/PLBY2026. If you will not attend the Annual Meeting virtually, you may also vote online, by telephone or by mail prior to the Annual Meeting.

The enclosed Notice of 2026 Annual Meeting of Stockholders and Proxy Statement describes the proposals to be considered and voted upon at the Annual Meeting.

Whether or not you plan to attend the virtual Annual Meeting, it is important that you be represented. To ensure that your vote will be received and counted, please vote online, by telephone or by mail by following the instructions included with the Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) that will be provided to you, or promptly sign, date and return the proxy card in the postage-paid envelope (which will be provided to those stockholders who request to receive paper copies of these materials by mail).

On behalf of the Board of Directors and senior management, I would like to express our appreciation for your support and interest in Playboy, Inc. I look forward to your engagement with the Annual Meeting.

Sincerely,

Ben Kohn
Chief Executive Officer & President

Important Notice of Internet Availability for the Annual Meeting to be held on June 16, 2026.
This year we will take advantage of the rules of the U.S. Securities and Exchange Commission that allow us to furnish our proxy materials over the Internet. As a result, we are sending a Notice of Internet Availability to our stockholders rather than a full paper set of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, as well as instructions on how stockholders may obtain a paper copy of our proxy materials. This process helps the environment and substantially reduces the costs associated with printing and distributing our proxy materials. To make it easier for you to vote, Internet and telephone voting are available. The instructions on the Notice of Internet Availability or, if you received a paper copy of the proxy materials, the proxy card, describe how to use these convenient services.

NOTICE OF 2026 ANNUAL MEETING OF PLAYBOY, INC. STOCKHOLDERS

TO THE STOCKHOLDERS OF PLAYBOY, INC.:
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Playboy, Inc. (the “Company”) will be held on June 16, 2026, at 1:00 p.m., Eastern Time. The Company has adopted a virtual format for the Annual Meeting to provide a safe, consistent and convenient experience to all stockholders regardless of location. You may attend the virtual meeting by visiting www.virtualshareholdermeeting.com/PLBY2026.

The Annual Meeting is being held for the following purposes:

1.To elect two Class III directors, Tracey Edmonds and James Yaffe, to the Company’s Board of Directors;
2.To approve the amendment of the Company’s Amended & Restated 2021 Equity and Incentive Compensation Plan (the “Incentive Plan”), to increase the number of shares of the Company’s common stock, par value $0.0001 per share, available under the Incentive Plan by 10,000,000 shares (the “Incentive Plan Amendment Proposal”);
3.To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
4.To hold an advisory, non-binding vote to approve the compensation of the Company’s named executive officers; and
5.To consider and vote upon the proposal to adjourn or postpone the Annual Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Incentive Plan Amendment Proposal.

You may vote on these matters directly or by proxy. Whether or not you plan to virtually attend the Annual Meeting, the Company asks that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes:

•Vote online by going to www.proxyvote.com and following the instructions on the website;

•Vote by phone by calling the toll-free telephone number 1-800-690-6903 and following the recorded instructions; or

•Vote by mail, by completing and returning a proxy card in the addressed stamped envelope (which will be provided to those stockholders who request to receive paper copies of proxy materials by mail).

Only stockholders of record at the close of business on April 24, 2026 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting.

As permitted by the Securities and Exchange Commission (“SEC”), the Company is providing access to its proxy materials online under the SEC’s “notice and access” rules. As a result, unless you previously requested electronic or paper delivery on an ongoing basis, the Company is mailing to its stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) instead of a paper copy of the proxy statement and a form of proxy card or voting instruction card. The Notice of Internet Availability contains instructions on how to access such proxy materials online. The Notice of Internet Availability also instructs you on how you may authorize a proxy to vote your shares over the Internet, how you can receive a paper copy of the proxy materials through the mail and how you can enroll in e-delivery. This distribution process is more resource and cost-efficient. The Notice of Internet Availability is first being mailed, and the proxy materials are expected to be made available, to the Company’s stockholders on or about April 30, 2026.

Important Notice of Internet Availability for the Annual Meeting to be held on June 16, 2026. The Notice of Internet Availability and the proxy materials for the Annual Meeting are available through the Internet at www.proxyvote.com. If you received proxy materials for the Annual Meeting via email, the email contains voting instructions and links to the proxy statement for the Annual Meeting on the Internet.

YOUR VOTE IS IMPORTANT. Whether or not you plan to virtually attend the Annual Meeting, Playboy, Inc. urges you to submit your vote via the Internet, telephone or mail.

By Order of the Board of Directors of Playboy, Inc.:

Chris Riley
General Counsel and Secretary

April 30, 2026

Playboy, Inc.
___________________________________
Proxy Statement
___________________________________

PROXY STATEMENT
OF
PLAYBOY, INC.

GENERAL INFORMATION

This Proxy Statement and the enclosed form of proxy card are being furnished to you in connection with the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Playboy, Inc. (“Playboy”, “we”, “us”, “our” or the “Company”). The Annual Meeting will be held on June 16, 2026, at 1:00 p.m., Eastern Time. The Annual Meeting will be held virtually via live audio webcast. You may attend the virtual Annual Meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/PLBY2026. This Proxy Statement and the accompanying notice and form of proxy (the “proxy materials”) are first being made available on or about April 30, 2026 to stockholders of record with respect to our Common Stock at the close of business on April 24, 2026 (the “Record Date”).

At the Annual Meeting, you will be asked to consider and vote on the election of two directors; to approve the amendment of the Company’s Amended & Restated 2021 Equity and Incentive Compensation Plan (the “Incentive Plan”), to increase the number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), available under the Incentive Plan by 10,000,000 shares (the “Incentive Plan Amendment Proposal”); to ratify the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers (“Say-on-Pay”). At the Annual Meeting, you will also be asked to consider and vote on a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Incentive Plan Amendment Proposal at the time of the Annual Meeting (the “Adjournment Proposal”). If any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on that matter.

We are furnishing proxy materials to our stockholders over the Internet, and providing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) by mail. We believe that this process expedites stockholders’ receipt of proxy materials while lowering the costs and reducing the environmental impact of our Annual Meeting. The Notice of Internet Availability is first being mailed to stockholders of the Company on or about April 30, 2026. Our Board of Directors (the “Board”) has fixed the close of business on April 24, 2026 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Except as set forth herein, only holders of Common Stock of record at the close of business on April 24, 2026 will be entitled to notice of, and to vote at, the Annual Meeting.

You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability. Instead, the Notice of Internet Availability will instruct you on how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability also instructs you on how you may submit your proxy via the Internet, telephone or mail. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

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Your proxy is being solicited by our Board. Your proxy may be revoked by written notice to our Secretary at our headquarters at any time before being voted. You may also revoke your proxy by submitting a proxy with a later date, entering a new vote by Internet or by telephone or by voting during your virtual attendance at the Annual Meeting. To vote online, please go to www.proxyvote.com and follow the instructions on the website. To vote by telephone, please call the toll-free telephone number 1-800-690-6903 and follow the recorded instructions. To vote by mail, please sign, date and return the proxy card in the postage-paid envelope (which will be provided to those stockholders who request to receive paper copies of these materials by mail). Votes submitted online or by mail must be received by 11:59 p.m., Eastern Time, on June 15, 2026. Submitting your vote online, by telephone or by mail will not affect your right to vote virtually during the Annual Meeting, if you choose to do so. Proxies that are properly delivered to us and not revoked before the closing of the polls during the Annual Meeting will be voted for the proposals described in this Proxy Statement in accordance with the instructions set forth in the Notice of Internet Availability. Your virtual presence at the Annual Meeting does not of itself revoke your proxy.

Attendance at the Annual Meeting
The Annual Meeting will be held entirely online. Stockholders of record as of the Record Date will be able to attend and participate in the Annual Meeting online by accessing www.virtualshareholdermeeting.com/PLBY2026. To join the Annual Meeting you will need to have your 16-digit control number, which is included in your Notice of Internet Availability and proxy card. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting or in the event of any technical difficulties during the Annual Meeting.

Access to the Audio Webcast of the Annual Meeting
The live audio webcast of the Annual Meeting will begin promptly at 1:00 p.m. Eastern Time, on June 16, 2026. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.

Log in Instructions
To attend the online Annual Meeting, log in at www.virtualshareholdermeeting.com/PLBY2026. Stockholders will need their 16-digit control number, which appears on the notice and the instructions that accompanied the proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the meeting.

Annual Meeting Technical Assistance
There will be a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number provided on the virtual meeting website at www.virtualshareholdermeeting.com/PLBY2026.

Availability of Live Audio Webcast to Team Members and Other Constituents
The live audio webcast will be available to not only our stockholders but also our team members and other constituents.

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Securities Entitled to Vote

Only stockholders of record at the close of business on the Record Date are entitled to notice of the Annual Meeting. Such stockholders may vote shares held by them at the close of business on the Record Date at the Annual Meeting. As of the close of business on the Record Date, there were 115,460,126 shares of our Common Stock outstanding held by 76 holders of record. Each share of Common Stock is entitled to one vote per share on each proposal to be considered by our stockholders.

Beneficial owners of shares are also invited to attend the Annual Meeting virtually and may vote their shares electronically during the Annual Meeting by following the instructions posted at www.virtualshareholdermeeting.com/PLBY2026.

Stockholder of Record. If your Common Stock shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record” with respect to those shares. As a stockholder of record, you may vote electronically during the Annual Meeting or vote by proxy in advance of the Annual Meeting. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote on the Internet as instructed in the Notice of Internet Availability that is mailed to you, by calling the toll-free telephone number 1-800-690-6903 and following the recorded instructions, or by proxy by mail, if you request a printed proxy card, to ensure your vote is counted.

Beneficial Owner. If your Common Stock shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. Your brokerage firm, bank, or other agent will not be able to vote on the election of directors, on the Incentive Plan Amendment Proposal, on the Say-on-Pay proposal or on the Adjournment Proposal unless they have your voting instructions, as these are considered non-routine matters and broker discretionary voting on these matters is prohibited, so it is very important that you indicate your voting instructions to the institution holding your shares. Beneficial owners of shares are also invited to attend the Annual Meeting virtually and may vote their shares electronically during the Annual Meeting.

Matters Scheduled for a Vote
There are five matters scheduled for a vote:
•Proposal 1: To elect a total of two director nominees;
•Proposal 2: To approve the Incentive Plan Amendment Proposal;
•Proposal 3: To ratify the selection of RSM as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
•Proposal 4: To hold an advisory, non-binding vote to approve the compensation of our named executive officers; and
•Proposal 5: To approve the Adjournment Proposal.

Aside from the proposals listed above, our Board knows of no other matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, shares represented by all proxies received by our Board will be voted with respect thereto in accordance with the judgment of the persons appointed as proxy holders.

Board Voting Recommendation
Our Board unanimously recommends that you vote your shares:
•“FOR” the election of both director nominees;
•“FOR” the Incentive Plan Amendment Proposal;

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•“FOR” the ratification of the selection of RSM as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
•“FOR” the approval, on an advisory, non-binding basis, of the compensation of our named executive officers; and
•“FOR” the Adjournment Proposal.

How to Vote
For Proposal 1, you may vote “FOR” all directors or “Withhold Authority” with respect to certain or all director nominees.
For Proposal 2, you may vote “FOR”, “Against” or abstain from voting with respect to the Incentive Plan Amendment Proposal.
For Proposal 3, you may vote “FOR”, “Against” or abstain from voting with respect to the ratification of the appointment of RSM as our independent registered public accounting firm.
For Proposal 4, you may vote, on an advisory basis, “FOR”, “Against” or abstain from voting with respect to the compensation of our named executive officers.
For Proposal 5, you may vote “FOR”, “Against” or abstain from voting with respect to the Adjournment Proposal.
The procedures for voting are outlined below.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of the Record Date, you may vote during the Annual Meeting by attending the Annual Meeting online and following the instructions posted at www.virtualshareholdermeeting.com/PLBY2026, by proxy over the Internet, by telephone or by mail. If your proxy is properly executed in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote electronically during the Annual Meeting if you have already voted by proxy.
1.To vote during the Annual Meeting, follow the instructions posted at www.virtualshareholdermeeting.com/PLBY2026. You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you to obtain your records and to vote.
2.To vote on the Internet, go to www.proxyvote.com and follow the instructions on the website. You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you to obtain your records and to vote.
3.To vote by telephone, please call the toll-free telephone number 1-800-690-6903 and follow the recorded instructions. You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you to obtain your records and to vote.
4.To vote by mail, sign, date and return the proxy card in the postage-paid envelope (which will be provided to those stockholders who request to receive paper copies of these materials by mail) to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
    Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a notice and voting instructions from that organization rather than from us. Simply follow the instructions to ensure that your vote is counted.

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Beneficial owners may also vote their shares electronically during the Annual Meeting by following the instructions posted at www.virtualshareholdermeeting.com/PLBY2026. You will need the 16-digit control number included on the notice and voting instructions received from your broker, bank or other agent.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Vote Required

In accordance with our Second Amended and Restated Bylaws (our “Bylaws”), the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions from voting on a proposal by a stockholder at the Annual Meeting, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the Annual Meeting for quorum purposes.

The affirmative vote of a plurality of the total votes cast for directors at the Annual Meeting is necessary to elect a director. No cumulative voting is permitted. The two nominees receiving the highest number of votes cast “FOR” will be elected. You may vote for both the director nominees, withhold authority to vote your shares for both director nominees or withhold authority to vote your shares with respect to any one of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes will have no effect on the election of the nominees.

The affirmative vote of a majority of the voting power of the votes cast by stockholders present or represented at the Annual Meeting is required to approve the Incentive Plan Amendment Proposal. The total number of votes cast “FOR” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the Incentive Plan Amendment Proposal. Abstentions and broker non-votes will have no effect on the approval of the Incentive Plan Amendment Proposal.

The affirmative vote of a majority of the voting power of the votes cast by stockholders present or represented at the Annual Meeting is required to approve the ratification of the appointment of RSM as our independent registered public accounting firm. The total number of votes cast “FOR” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the ratification of the appointment of RSM as our independent registered public accounting firm. Abstentions and broker non-votes will have no effect on the ratification of the appointment of RSM as our independent registered public accounting firm.
The affirmative vote of a majority of the voting power of the votes cast by stockholders present or represented at the Annual Meeting is required to approve, on an advisory, non-binding basis, the compensation of our named executive officers. The total number of votes cast “FOR” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve, on an advisory, non-binding basis, the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the advisory approval of such Say-on-Pay proposal.

The affirmative vote of a majority of the voting power of the votes cast by stockholders present or represented at the Annual Meeting is required to approve the Adjournment Proposal. The total number of votes cast “FOR” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the approval of the Adjournment Proposal.

How to Obtain Proxy Materials
You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions in the Notice of Internet Availability. Instead, the Notice of Internet Availability will instruct you on how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability also instructs you how you may submit your proxy via the Internet.

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How Your Proxy Will be Voted
When proxies are properly signed, dated and returned, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to Marc Crossman and Chris Riley to vote the shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.

How to Change Your Vote After Submitting Your Proxy
You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:
1.A duly executed proxy card with a later date or time than the previously submitted proxy;
2.A written notice that you are revoking your proxy to our Secretary, Chris Riley, care of Playboy, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024; or
3.A later-dated vote on the Internet or by telephone, or by a ballot cast online during the Annual Meeting (simply virtually attending the Annual Meeting will not, by itself, revoke your proxy).
If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at the Annual Meeting, by attending the meeting virtually and voting during the meeting.

Costs of Proxy Solicitation Borne by the Company
We will pay all the costs of preparing, mailing and soliciting proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our Common Stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated. In addition, we have retained Okapi Partners, LLC (“Okapi”) to assist us in the solicitation of proxies for a fee of $10,000 plus out-of-pocket expenses and certain other potential solicitation and related expenses, and we will indemnify Okapi with respect to information provided by us to Okapi. You may contact Okapi as set forth below:
Okapi Partners, LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720
Stockholders and All Others Call Toll-Free: (855) 208-8902
E-mail: info@okapipartners.com

How to Submit Stockholder Proposals for Next Year’s Annual Meeting
Our Bylaws, which were filed as Exhibit 3.4 to our Annual Report on Form 10-K for the year ended December 31, 2025, and are available via the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov, require that we be furnished with written notice with respect to:
•the nomination of a person for election as a director, other than a person nominated by or at the direction of the Board; and
•the submission of a proposal, other than a proposal submitted by or at the direction of the Board, at a meeting of stockholders.

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Under our Bylaws, timely written notice of stockholder nominations and business proposals to the Board pursuant to Article II, Section 8 of our Bylaws must be delivered to us generally not later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, any eligible stockholder who wishes to have a nomination or business proposal considered at the 2027 annual meeting of Playboy, Inc. stockholders must deliver a written notice (containing the information specified in our Bylaws regarding the stockholder and the proposed nominee or business proposal) to us between February 16, 2027 and March 18, 2027.
In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order for any proposal of a stockholder to be considered for inclusion in our notice of meeting, proxy statement and proxy relating to the 2027 annual meeting of our stockholders, the proposal must be received by our Secretary by December 31, 2026.
In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide timely notice to us that sets forth the information required by Rule 14a-19 under the Exchange Act, with such notice being postmarked or transmitted electronically to our Secretary, Chris Riley, care of Playboy, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024. To the extent that any information required by Rule 14a-19 is not required under our Bylaws to be included with your notice, we must receive such additional information by April 17, 2027.

Householding
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, service providers that deliver our communications to stockholders may deliver a single copy of our Notice of Internet Availability or Proxy Statement to multiple stockholders sharing the same address, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate notices and/or proxy cards. This householding procedure reduces our printing costs and postage fees.
We will deliver promptly upon written or oral request a separate copy of our Notice of Internet Availability, Proxy Statement or Proxy Card, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. Please contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department to request a separate copy of our Notice of Internet Availability, Proxy Statement or Proxy Card.
If you are eligible for householding, but you and other stockholders with whom you share an address currently receive multiple copies of our annual reports, proxy statements and/or notices of internet availability of proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of our Proxy Statement or Notice of Internet Availability for your household, please contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

How to Obtain the Results of Voting at the Annual Meeting
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us within four business days following the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will file an additional Current Report on Form 8-K to publish the final voting results within four business days of such final voting results being made available to us.

Our Mailing Address
Our mailing address is Playboy, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS
The Company’s business affairs are managed under the direction of our Board. As of the date this Proxy Statement is made available to the Company’s stockholders, the Board consists of six members, as set forth below (with director nominees for election at this year’s Annual Meeting in bold).

Name	Age	Position
Ben Kohn	52	Chief Executive Officer, President, and Director
Suhail Rizvi	60	Director (Chairman of the Board)
György Gattyán	55	Director
Juliana F. Hill	57	Director
Tracey Edmonds	59	Director
James Yaffe	65	Director
The Board is divided into three classes: Class I, Class II and Class III, with only one class of directors being elected in each year and each class serving a three-year term. Our stockholders will elect two directors in one class at this year’s Annual Meeting, as follows:
•Class III, which consists of Ms. Tracey Edmonds and Mr. James Yaffe, each of whom is subject to re-election for a new term that will expire at the Company’s annual meeting of stockholders to be held in 2029.
Ms. Edmonds and Mr. Yaffe are referred to in this proxy statement as the “nominees”. Upon their election to the Board, the nominees will serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. The Board’s Class I directors, consisting of Messrs. Kohn and Rizvi, and Class II directors, consisting of Mr. Gattyán and Ms. Hill, are not up for reelection. The Class I directors’ terms will expire at the Company’s annual meeting of stockholders to be held in 2027. The Class II directors’ terms will expire at the Company’s annual meeting of stockholders to be held in 2028.
The affirmative vote of a plurality of the total votes cast for directors is necessary to elect each nominee as a director. This means that the two nominees who receive the most votes will be elected to the two open directorships, even if they receive less than a majority of the votes cast. Each nominee has consented to his or her nomination and has advised us that he or she intends to serve if elected. If at the time of the Annual Meeting one or more of the nominees have become unable to serve: (i) shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees; or (ii) the Board may, in accordance with our Bylaws, reduce the size of the Board or may leave a vacancy until a nominee is identified. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the election of Tracey Edmonds and James Yaffe as Class III directors.
The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes, or skills for each nominee that led the Corporate Governance and Nominating Committee of the Board (the “CGN Committee”) to recommend that person as a nominee for director as of the date of this proxy statement.
Tracey Edmonds has served as a director of the Company since February 2021. Ms. Edmonds has served as the Chief Executive Officer, President of Edmonds Entertainment since July 1996, through which she has produced groundbreaking and award-winning projects for television, film, music, and digital media. In 2019, Ms. Edmonds also founded the lifestyle, health and wellness media brand, AlrightNow.com for which she currently serves as Editor. From 2014 to 2017, Ms. Edmonds served as the Co-Host of ExtraTV for which she received an Emmy Award, Gracie Award, and Genie Award as Host. Previously, she served on the Board of Governors for the Producers Guild of America (PGA), where she also served as the Co-Chair for the PGA’s annual Produced By Conference for six years. She also served on the Board of Trustees for the American Film Institute and the Board of Trustees for The Recording Industry Association of America®. Ms. Edmonds is a member of the Academy of Motion Picture Arts and Sciences. She is a graduate of Stanford University and holds an Honorary Doctorate in Business from Southern University.
We believe Ms. Edmonds’ approximately 30 years of experience in the entertainment industry, which is highly relevant to our business, and as an entrepreneurial executive makes her well qualified as a member of our Board.

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James Yaffe has served as a director of the Company since February 2021. Mr. Yaffe is the founder and Chief Executive Officer of TA:DA Holdings, LLC (“TA:DA”), an operational holding company that buys and invests in human performance companies and was founded in April 2019. TA:DA’s current active growth equity investments include Freeletics, Karat, TransfrVR, The Mighty and Yahoo. Prior to TA:DA, Mr. Yaffe was a co-founder and Chief Strategy Officer at Ziff Davis (Nasdaq: ZD), running Strategy, M&A and Business Development from November 2011 to January 2019. Ziff Davis is a leading internet information and services company consisting of a portfolio of brands including IGN, Mashable, Humble Bundle, Speedtest, PCMag, RetailMeNot, Everyday Health and What to Expect. In January 2011, Mr. Yaffe co-founded FUEL:M+C (Media+Commerce), which provides growth equity to later stage companies in digital media, commerce and data verticals, including investments in Maker Studios (sold to The Walt Disney Company), Bureau of Trade (sold to eBay Inc.), Vox, Simply Gum and Morgenstern’s Ice Cream. From 2008 to January 2011, Mr. Yaffe served as a Managing Partner of Windsor Media, which makes investments in early-stage technology-enabled media companies including Vice, Square and Scopely. Mr. Yaffe is currently on the board of directors of TheMighty and Move.one, and he is active on the Advisory Board of The Ross School of Business at the University of Michigan. Mr. Yaffe holds a Bachelor of Arts degree in economics, marketing and communications from the University of Michigan.
We believe Mr. Yaffe’s many years as an investor, consultant, executive and board member with a range of companies brings invaluable experience to our Board.
Upon the recommendation of our CGN Committee, our Board has nominated Tracey Edmonds and James Yaffe as Class III directors, to serve until the 2029 annual meeting of stockholders and until their successors have been duly elected and qualified.
Vote Required
The affirmative vote of a plurality of the total votes cast for directors at the Annual Meeting is necessary to elect a director. No cumulative voting is permitted. The two nominees receiving the highest number of votes cast “FOR” will be elected.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES NAMED HEREIN (PROPOSAL NO. 1).

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EXECUTIVE OFFICERS & ADDITIONAL DIRECTOR INFORMATION
Set forth below is information regarding our executive officers and those directors who are not up for election at this year’s Annual Meeting. For biographical information regarding Ms. Edmonds and Mr. Yaffe, please see “Proposal No. 1—Election of Directors”.

Name	Age	Position
Ben Kohn	52	Chief Executive Officer, President, and Director
Marc Crossman	54	Chief Financial Officer and Chief Operating Officer
Chris Riley	58	General Counsel and Secretary
David Miller	49	President, Playboy, Media & Brand
Suhail Rizvi	60	Director (Chairman of the Board)
György Gattyán	55	Director
Juliana F. Hill	57	Director
Tracey Edmonds	59	Director
James Yaffe	65	Director
Ben Kohn has served as the Chief Executive Officer, President and a director of the Company since February 2021. Prior to that, he was the Chief Executive Officer, President and Chairman of Playboy Enterprises, Inc. (“PEI”) since January 2018, was its interim Chief Executive Officer from May 2016 to December 2017, and served on the board of directors of PEI since March 2011. From 2004 to December 2018, Mr. Kohn served as a Managing Partner at the private equity firm Rizvi Traverse Management, LLC (“Rizvi Traverse”), where he led the successful buyouts of major media and entertainment companies, including taking PEI private in 2011. Prior to that, Mr. Kohn was a Vice President at Angelo, Gordon & Co., where he focused on private equity and special situations, from 1998 to 2003. Mr. Kohn started his career at Cowen & Company, where he was an analyst in the mergers and acquisitions group from 1996 to 1998. Mr. Kohn also serves on the Board for the performance rights organization, SESAC. He received a Bachelor of Science degree in management from Tulane University and a Master of Business Administration degree from Columbia University.
We believe Mr. Kohn’s tenure with, and extensive knowledge of, the Company, business experience and deep background in growth companies, mergers and acquisitions qualifies him to serve on our Board. In addition, his service as the Chief Executive Officer and as a director creates a critical link between our management and our Board.
Marc Crossman has served as the Company’s Chief Financial Officer and Chief Operating Officer since March 2023. Mr. Crossman joined the Company from Rizvi Traverse, where he was a Partner and was responsible for investment sourcing and evaluation of technology venture capital investments, from May 2021 to March 2023. Prior to that, he served as the Chief Executive Officer of RealD Me (now known as Rain Technology), a consumer electronics company, from February 2019 to April 2021. From 2015 to January 2019, Mr. Crossman worked as a consultant and managed personal investments. Previously, Mr. Crossman served as the Chief Financial Officer of Joe’s Jeans Inc. from 2003 to 2006, and its Chief Executive Officer from 2006 to 2015, during which time he built the company into a leading premium denim brand with distribution in over 30 countries, a base of retail stores across the United States, and a domestic wholesale distribution platform in over 1,000 department and specialty stores. From January 1999 until March 2003, Mr. Crossman served as a Vice President and Equity Analyst with J.P. Morgan Securities Inc. From September 1997 until January 1999, Mr. Crossman served as a Vice President and Equity Analyst with CIBC Oppenheimer Corporation. Mr. Crossman received his Bachelor of Science degree in mathematics from Vanderbilt University.

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Chris Riley has served as the Company’s General Counsel and Secretary since February 2021, and prior to that was PEI’s General Counsel and Secretary since January 2019. From August 2014 to January 2019, Mr. Riley was General Counsel and Secretary of Machinima, Inc., helping lead Machinima through its acquisition by Warner Bros. From June 2013 through August 2014, Mr. Riley was an equity partner in the corporate group at Bingham McCutchen LLP. Mr. Riley served as an outside legal consultant from March 2011 to June 2013 to several businesses, including Playdom, Disney Interactive and The Walt Disney Company. Mr. Riley held progressively senior in-house legal positions with Ticketmaster Entertainment, Inc. from March 2005 through March 2010, ultimately serving as its General Counsel, Senior Vice President and Secretary during Ticketmaster’s successful spin-off from IAC/InterActiveCorp and Ticketmaster’s merger with Live Nation, Inc. Prior to that, between 2002 and 2005, Mr. Riley was General Counsel and Vice President of Match.com and held various legal positions within other businesses controlled by IAC from 1999 to 2002. From 1997 to 1999, Mr. Riley was an associate in the corporate group at Gibson Dunn & Crutcher LLP, and from 1995 to 1997, at Sidley Austin LLP. Mr. Riley holds a law degree from the University of California at Berkeley, School of Law and a Bachelor of Arts degree in philosophy from the University of Michigan.
David Miller has served as President, Playboy, Media & Brand, since February 2026. From 2018 to 2025, Mr. Miller served as Executive Vice President & General Manager of National Geographic Media, a division of National Geographic Partners, LLC, majority-owned by The Walt Disney Company (NYSE: DIS), a global producer and provider of entertainment and media. In that role, he held full profit and loss responsibility for National Geographic’s global media businesses. From 2016 to 2018, Mr. Miller served as Senior Vice President, Ad Product & Strategy at AOL Inc., then a subsidiary of Verizon Communications Inc. (NYSE: VZ), a global provider of technology, communications, and entertainment services. Mr. Miller received his Bachelor of Arts degree in American government from Georgetown University and his Master of Business Administration degree from The George Washington University School of Business.
Suhail Rizvi has served as a director of the Company since February 2021, and prior to that he was a director of PEI since March 2011. Mr. Rizvi is co-founder and Chief Investment Officer of Rizvi Traverse, a private investment firm founded in 2004. Rizvi Traverse has invested over $3.5 billion in the last 20+ years in a portfolio of private companies in the media, entertainment and technology sectors. The portfolio has included investments in International Creative Management (ICM), Summit Entertainment, PEI, Facebook, Twitter, Square, SESAC, Snapchat, Sandbox AQ, Vessel, SpaceX, Instacart and Planet Labs. Mr. Rizvi served on the Executive Board of The Wharton School of Business at the University of Pennsylvania from October 2006 to October 2019. Mr. Rizvi earned his undergraduate degree at The Wharton School of Business at the University of Pennsylvania in 1988.
We believe Mr. Rizvi’s more than 10 years as a director of PEI and the Company, and over 27 years of private equity investing, operations and management experience, makes him well qualified to serve as the Chairman of our Board.
György Gattyán was appointed to the Board in February 2025. Mr. Gattyán currently serves as the Class A Manager and Chief Executive Officer of Docler Holding S.a.r.l. (“Docler Holding”), a multinational information technology, media and entertainment company he founded in 2013 and is headquartered in Luxembourg. Docler Holding is the parent company of Byborg Enterprises SA (“Byborg”), which is the Company’s largest licensee and primarily focused on the development and operation of live streaming websites, including the webcam platform LiveJasmin, which Mr. Gattyán founded in 2001. Since 2016, he has also served as the joint owner, co-founder and Vice President of Federation Internationale de Teqball (FITEQ), the governing body presiding over teqball, a sport Mr. Gattyán co-created in 2014. In addition, since 2021, Mr. Gattyán has served as the Chairman of the Board of Trustees of each of the Gattyán Foundation and Docler Foundation, which provide support to disadvantaged children living in state care and engage in a range of other philanthropic endeavors, respectively. Since 2011, he has been the Co-Founder and Patron of the Junior Prima Primissima Foundation, which gives out the Junior Prima Award for Hungarian folk art and public education, and the founder of the “Docler Holding New Generation” Gábor Dénes Award, sponsoring young talents with singular achievements and quality works in the field of science. Mr. Gattyán holds degrees from Kodolányi János University and Semmelweis University.
We believe Mr. Gattyán’s experience as an entrepreneur, digital technology executive and as a director and chairperson of multiple organizations qualifies him to serve on the Board and to provide management and operational advice to the Board.

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Juliana F. Hill has served as a director of the Company since March 2022. From 2019 to 2025, Ms. Hill provided financial and strategic advisory services through JFH Consulting, LLC, a company she founded in 2013. Since 2020, Ms. Hill has also served as a director of National Cinemedia, Inc. (Nasdaq: NCMI), the largest cinema advertising network in the United States, and serves as the Chair of its Audit Committee. Previously, Ms. Hill held senior executive positions within finance at iHeartMedia, Inc., a digital media company formerly known as Clear Channel Communications, Inc., and was an audit manager at Ernst & Young LLP. Ms. Hill holds a Bachelor of Science degree in Accounting from Trinity University, and a Master of Business Administration degree from the Kellogg School of Management at Northwestern University. She is also a certified public accountant in the state of Texas.
We believe Ms. Hill’s experience as a financial executive and as a director and chairperson of a public company qualifies her to serve on our Board, to serve as chairperson of our Audit Committee and to provide guidance to our internal audit function and financial advice to our Board.

Board Diversity Matrix
The following Board Diversity Matrix presents certain Board diversity information, as self-disclosed by our current directors. While neither the Board nor the CGN Committee has a formal written policy regarding director diversity, both the CGN Committee and the Board consider the diversity of backgrounds and experience when selecting nominees for director election and in evaluating Board composition and performance. As we pursue future Board recruitment efforts, the CGN Committee will continue to seek out candidates who can contribute to the diversity of views and perspectives of the Board. This includes seeking out individuals of diverse backgrounds and with diverse perspectives informed by other personal and professional experiences. This approach to the promotion of diversity has resulted in a group of directors, including the director nominees for the Annual Meeting, that we believe to be individuals of substantial accomplishment with demonstrated leadership capabilities, as further detailed in each director’s biography included in this Proxy Statement.

Playboy, Inc. Board Diversity Matrix (As of April 24, 2026)
	Tracey Edmonds	György Gattyán	Juliana F. Hill	Ben Kohn	Suhail Rizvi	James Yaffe
Gender Identity
Male		X		X	X	X
Female	X		X
Non-Binary
Did Not Disclose Gender
Demographic Background
African American or Black	X
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		X	X	X		X
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background					X

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CORPORATE GOVERNANCE

Board Leadership Structure
Currently, Ben Kohn is our Chief Executive Officer and Suhail Rizvi is the Chairman of our Board. While Mr. Kohn serves as a director, the roles of our Chief Executive Officer and our Chairman of the Board are separate. Mr. Rizvi and György Gattyán, along with our three independent directors, Tracey Edmonds, Juliana F. Hill and James Yaffe, are all non-employee directors. We believe this leadership structure is best for our company and our stockholders at this time. We believe that having our Chief Executive Officer serve as a director helps facilitate good communication between management and our non-employee directors, and that our non-employee directors are able to carry out their oversight responsibilities effectively.
The composition of our Board and the relationship between management and the non-employee directors puts each director in a position to influence agendas, flow of information, and other matters. Our independent directors hold regularly scheduled meetings without management and in which only the independent directors are present. Such meetings generally are held in conjunction with regularly scheduled Board meetings and at other times as may be requested by an independent director.
Our Board believes that management speaks for the Company. While individual non-employee directors may, from time-to-time, meet or otherwise communicate with various constituencies that are involved with us, it is expected that directors would do this with the knowledge of management and, absent unusual circumstances, only at the request of management.

Board Composition
On February 11, 2025, the Board expanded the size of the Board from five to seven directors (the “Board Expansion”) and appointed György Gattyán as a new Class II director. In August 2025, the Board appointed Natalia Premovic to the Board as an independent director; however, she then resigned from the Board in December 2025. As a result of the Board Expansion, the appointment of Mr. Gattyán, and the resignation of Ms. Premovic, the Board is currently comprised of six directors and has one vacant seat to be filled by a new independent director. Refer to the section entitled “Director Independence” below for additional information regarding independent directors.
The Board is divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class serving a three-year term. The Company’s Board is divided into the following classes:
•Class I, which consists of Mr. Ben Kohn and Mr. Suhail Rizvi, whose terms will expire at the Company’s annual meeting of stockholders to be held in 2027;
•Class II, which consists of Ms. Juliana F. Hill and Mr. György Gattyán, whose terms will expire at the Company’s annual meeting of stockholders to be held in 2028; and
•Class III, which consists of Ms. Tracey Edmonds and Mr. James Yaffe, who are subject to re-election at the Annual Meeting for new terms that will expire at the Company’s annual meeting of stockholders to be held in 2029.
At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. This classification of the Board may have the effect of delaying or preventing changes in the Company’s control or management. The Company’s directors may be removed for cause by the affirmative vote of the holders of a majority in voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting as a single class; provided, however, that at any time when Rizvi Traverse Management, LLC (together with its affiliates, “RT”) beneficially owns collectively, in the aggregate, less than 50% in voting power of the stock of the Company entitled to vote generally in the election of directors (as it did as of the Record Date), any such director or the entire Board may be removed only for cause and only by the affirmative vote of the holders of at least 66⅔% of the voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class. Refer also to the section entitled “Certain Relationships and Related Party Transactions” in this Proxy Statement for additional information regarding RT and any Byborg rights to Board seats.

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Board Qualifications
The CGN Committee is responsible for (a) identifying individuals qualified to become members of the Board, and (b) recommending that the Board select the director nominees for the next annual meeting or any special meeting of the Company’s stockholders, or to fill a vacancy on the Board. The CGN Committee is also responsible for periodically assessing, developing and communicating with the full Board concerning the appropriate criteria to be utilized in evaluating potential director nominees.

Qualifications for Director Nominees
The CGN Committee has established the following minimum criteria for evaluating prospective Board candidates:
•Reputation for integrity, strong moral character and adherence to high ethical standards.
•Holds or has held a generally recognized position of leadership in community and/or chosen field of endeavor, and has demonstrated high levels of accomplishment.
•Demonstrated business acumen and experience, and ability to exercise sound business judgments and common sense in matters that relate to the current and long-term objectives of the Company.
•Ability to read and understand basic financial statements and other financial information pertaining to the Company.
•Commitment to understand the Company and its business, industry and strategic objectives.
•Commitment and ability to regularly attend and participate in meetings of the Board, Board committees and stockholders, number of other company boards on which the candidate serves and ability to generally fulfill all responsibilities as a director of the Company.
•Willingness to represent and act in the interests of all stockholders of the Company, rather than the interests of a particular group.
•Good health, and ability to serve.
•For prospective non-employee directors, independence under applicable SEC and stock exchange rules, and the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director.
•Willingness to accept the nomination to serve as a director of the Company.
The Committee will also consider the following factors in connection with its evaluation of each prospective nominee:
•Whether the prospective nominee will generally foster a diversity of backgrounds, skills, perspectives and experiences (provided that the Company and the Board have not adopted any specific policy or criteria regarding director diversity).
•For potential audit committee members, whether the nominee possesses the requisite education, training and experience to qualify as “financially sophisticated” or the equivalent standard under applicable SEC rules, as applicable.
•For incumbent directors standing for re-election, the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation, overall contribution to the Company, number of other company boards on which the director serves, and any changed circumstances affecting the individual director that may bear on his or her ability to continue to serve on the Board.
•The composition of the Board and whether the prospective nominee will add to or complement the Board’s existing strengths.
For information regarding the qualifications of each of our directors, we encourage you to read their biographies set forth in this Proxy Statement.

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Family Relationships
As of the date of this Proxy Statement, there are no family relationships between any of the Company’s directors or any of its executive officers.
Director Independence
Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Tracey Edmonds, Juliana F. Hill and James Yaffe are each an independent director under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act. Our Chairman, Suhail Rizvi, and György Gattyán, both non-employee directors, were determined not to be independent directors, given their respective relationship with RT and Byborg, two of our largest stockholders, each controlling over 10% of our outstanding Common Stock, as well as due to Byborg being the Company’s largest licensee. In making these determinations, the Board considered the current and prior relationships that each non-employee director had or has with the Company and all other facts and circumstances the Board deemed relevant in determining independence, including the beneficial ownership of our Common Stock by each non-employee director, and the transactions involving them described below in the section entitled “Certain Relationships and Related Party Transactions”.
On December 16, 2025, we notified Nasdaq of the Company’s temporary noncompliance with the continued listing requirements as set forth in Nasdaq Listing Rule 5605(b) regarding the composition of the Board, because there is no longer a majority of independent directors on the Board due to the lack of one independent director. Following Ms. Premovic’s resignation as an independent director of the Company, the Board has three independent directors, three non-independent directors and one vacant seat to be filled by a new independent director. As Ms. Premovic was not on any committees of the Board, all committees of the Board remain composed solely of independent directors.
On December 18, 2025, we received a deficiency letter from Nasdaq, notifying the Company that it is not in compliance with Nasdaq Listing Rule 5605. The Company will rely on the cure period set forth in Nasdaq Listing Rule 5605(b)(1)(A) with respect to the composition of its Board, which cure period is expected to expire as of the date of the Annual Meeting. We are in the process of identifying a new independent director to appoint to the Board to fill the vacancy created by Ms. Premovic’s resignation, and we anticipate appointing such replacement director on or before the date of the Annual Meeting.

Committees of the Board
The standing committees of the Board consist of an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.
Audit Committee
Ms. Edmonds, Ms. Hill and Mr. Yaffe serve on the Audit Committee of the Board, with Ms. Hill serving as the Chairperson of the Audit Committee. The Board determined that each of these individuals qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board also determined that Ms. Hill qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K. The Board has adopted a written charter for the Audit Committee, which was amended and restated in March 2026 and is available on our corporate website at https://investors.playboy.com. The information on our website is not part of this Proxy Statement. During 2025, the Audit Committee held five meetings and acted by unanimous written consent one time.
The Audit Committee’s duties, including those that are specified in our Audit Committee Charter, include, but are not limited to:
•reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual report on Form 10-K;
•discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

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•discussing with management major risk assessment and risk management policies, including with respect to cybersecurity matters;
•monitoring the independence of the independent auditor;
•verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•reviewing and approving all related-party transactions;
•inquiring and discussing with management our compliance with applicable laws and regulations;
•pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•appointing or replacing the independent auditor;
•determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.
Compensation Committee
Ms. Edmonds, Ms. Hill and Mr. Yaffe serve on the Compensation Committee of the Board, with Ms. Edmonds serving as the Chairperson of the Compensation Committee. The Board determined that each of these individuals qualify as independent directors under the applicable SEC rules and regulations and Nasdaq listing standards. The Board has adopted a written charter for the Compensation Committee, which is available on our corporate website at https://investors.playboy.com. The information on our website is not part of this Proxy Statement. During 2025, the Compensation Committee held three meetings and acted by unanimous written consent four times.
Pursuant to our Compensation Committee charter, the functions of the Compensation Committee include:
•reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;
•reviewing and approving the compensation of all of our other executive officers;
•reviewing our executive compensation policies and plans;
•implementing and administering our incentive compensation equity-based remuneration plans;
•assisting management in complying with our proxy statement and annual report disclosure requirements;
•approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;
•producing a report on executive compensation to be included in our annual proxy statement; and
•reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.
The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

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Corporate Governance and Nominating Committee
Ms. Edmonds, Ms. Hill and Mr. Yaffe serve on the CGN Committee, with Mr. Yaffe serving as the Chairperson of the CGN Committee. The Board determined that each of these individuals qualify as independent directors under the applicable SEC rules and regulations and Nasdaq listing standards. The Board has adopted a written charter for the CGN Committee, which is available on our corporate website at https://investors.playboy.com. The information on our website is not part of this Proxy Statement. During 2025, the CGN Committee held one meeting and acted by unanimous written consent two times.
Our CGN Committee is responsible for, among other matters:
•identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;
•overseeing the organization of our Board to discharge the Board’s duties and responsibilities properly and efficiently;
•identifying best practices and recommending corporate governance principles; and
•developing and recommending to our Board a set of corporate governance guidelines and principles applicable to us.
In 2025 and through the Record Date, there were no material changes to the procedures by which stockholders may recommend nominees to our Board.
Director Nominations
The CGN Committee will consider suggestions of nominees from stockholders. Stockholders may recommend individuals for consideration by complying with the requirements of the SEC rules, the Nasdaq rules, and the Bylaws. The CGN Committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the CGN Committee from any other source. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section above entitled “How to Submit Stockholder Proposals for Next Year’s Annual Meeting”.
Communications with Directors
Interested parties may communicate with our Board or with an individual director by writing to our Board or to the particular director and mailing the correspondence to: Playboy, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024, Attention: Corporate Secretary. The Corporate Secretary will promptly relay to the addressee all communications that he determines require prompt attention and will regularly provide our Board with a summary of all substantive communications.

Risk Oversight
Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and will oversee the implementation of risk mitigation strategies by management. Our Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.
The Audit Committee advises on guidelines and policies with respect to risk assessment and risk management to assess and manage the Company’s exposure to risk, including with respect to cybersecurity risks. The Committee also supervises the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures. To assist the Audit Committee and the Board with their risk oversight functions, the Company’s General Counsel regularly reports to them regarding litigation matters, insurance claims, any whistleblower tips, and any incidents relating to cybersecurity and data privacy.

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Code of Conduct and Ethics
The Company has adopted a code of business conduct and ethics (the “Ethics Code”) that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The Ethics Code contains general guidelines for conducting our business consistent with the highest standards of business ethics and compliance with applicable law, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. Day-to-day compliance with the Ethics Code is overseen by the Company compliance officer appointed by our Board. The Company expects that, to the extent required by law, any amendments to the Ethics Code, or any waivers of its requirements, will be disclosed on our website. The Ethics Code is available on our corporate website at https://investors.playboy.com. The information on our website is not part of this Proxy Statement.
Board Attendance
Directors are expected to attend our annual meetings of stockholders, and two of our then current Board members and director nominees attended last year’s annual meeting. During 2025, the Board held 11 meetings and acted by unanimous written consent three times, and each director attended at least 75% of the combined Board meetings and meetings of committees on which he or she served (during the period which he or she served).

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10 percent of a registered class of our Company’s equity securities to file reports of ownership and changes in ownership with the SEC.

Based solely upon our review of the copies of such forms filed electronically with the SEC during the fiscal year ended December 31, 2025, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10 percent of our Common Stock timely complied with all Section 16(a) filing requirements during such fiscal year ended December 31, 2025, except that our former director Natalia Premovic, who resigned from the Board in December 2025, filed a Form 4 late with respect to the forfeiture of previously granted restricted stock units in connection with such resignation due to inadvertent delay, which was promptly addressed.

DIRECTOR COMPENSATION

Our Non-Employee Director Compensation Policy became effective as of February 10, 2021 and was amended on April 20, 2023. Our Non-Employee Director Compensation Policy consists of both cash and equity components. We also currently reimburse our directors for their reasonable out-of-pocket expenses in connection with attending Board and committee meetings.

On April 20, 2023, the Non-Employee Director Compensation Policy was amended, in consultation with the Compensation Committee’s independent compensation consultant, Exequity LLP (“Exequity”). Under the amended policy, the annual equity grant was reduced from $200,000 in grant date value to a grant date value of $100,000, the initial equity grant in grant date value of $200,000 was eliminated, and each non-employee director is eligible to receive an annual cash retainer of $65,000 for service on the Board. In addition, each non-employee director is eligible to receive the following additional annual cash retainers for serving in the applicable committee role:
•Chairperson of the Audit Committee: $20,000
•Member of the Audit Committee (other than the Chairperson): $10,000
•Chairperson of the Compensation Committee: $15,000
•Member of the Compensation Committee (other than the Chairperson): $10,000
•Chairperson of the CGN Committee: $15,000
•Member of the CGN Committee (other than the Chairperson): $10,000

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•Chairperson and/or Member of a Special Committee: the Board may from time to time award an additional retainer for non-employee directors serving on a special committee of the Board.

The annual retainers are to be paid quarterly, in arrears. In the event a non-employee director does not serve in a pertinent role for an entire calendar quarter, the applicable retainer will be prorated for the portion of such calendar quarter actually served. Non-employee directors may elect to receive vested shares of Common Stock in lieu of the foregoing cash retainers on the date on which such retainers would otherwise have been paid in cash in accordance with the terms and conditions of our equity incentive plan.

Non-employee directors are also required to retain ownership of at least 25% of the shares of Common Stock of the Company awarded to them (net of taxes) and maintain such ownership until their departure from the Board.

Director Compensation Table

The following table sets forth information concerning the compensation paid to our directors who were not named executive officers during the year ended December 31, 2025. The compensation received by Mr. Kohn as an employee of our company is presented in “Executive Compensation—Summary Compensation Table”.

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)	Total ($)
Suhail Rizvi(1)	—	159,163	—	159,163
Tracey Edmonds	100,000	107,000	—	207,000
James Yaffe	100,000	107,000	—	207,000
Juliana F. Hill	105,000	107,000	—	212,000
György Gattyán(4)	57,514	107,000	—	164,514
Natalia Premovic(5)	23,571	—	—	23,571
____________________________
(1)    Mr. Rizvi elected to receive his director cash fees through the issuance of stock awards in lieu of cash payments.
(2)    The amounts in this column include 2025 cash director fees of $25,000, $25,000, $26,250 and $16,250 that were earned as of December 31, 2025 but not paid until the first quarter of 2026 to Ms. Edmonds, Mr. Yaffe, Ms. Hill and Mr. Gattyán, respectively.
(3)    The amounts in these columns reflect the aggregate grant date fair value of RSU awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. As of December 31, 2025, the total number of RSUs awarded to each non-employee director and still outstanding was as follows: Mr. Rizvi (100,000 RSUs), Ms. Edmonds (100,000 RSUs), Mr. Yaffe (100,000 RSUs), Mr.Gattyán (100,000 RSUs) and Ms. Hill (100,000 RSUs), and the non-employee directors held no other outstanding stock awards or option awards. The amount for Mr. Rizvi includes RSUs for $32,500 of his 2024 director fees, which RSUs were actually granted in 2025. As of December 31, 2025, Mr. Rizvi had not yet been issued RSUs in respect of $65,000 of his 2025 director fees, which RSUs were granted in April 2026 and are therefore not included in the 2025 table above.
(4)    Mr. Gattyán was appointed to the Board in February 2025.
(5)    Ms. Premovic was appointed to the Board in August 2025 and resigned from the Board in December 2025. Ms. Premovic’s RSU award granted to her in 2025 was forfeited by her and canceled upon her resignation.

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OWNERSHIP OF COMMON STOCK
The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of April 24, 2026 (the Record Date) by:
•each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of shares of our Common Stock;
•each of the named executive officers and directors of the Company; and
•all current executive officers and directors of the Company as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of April 24, 2026. Company stock issuable upon exercise of options and warrants currently exercisable or exercisable within 60 days of April 24, 2026 are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.
The beneficial ownership of our Common Stock is based on 115,460,126 shares of our Common Stock issued and outstanding as of April 24, 2026.
Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name and Address of Beneficial Owners(1)	Number of Shares of Common Stock	% of Outstanding Shares
Greater than 5% Holders
Rizvi Traverse Management, LLC(2)	18,579,105	16.1%
The Million S.a.r.l.(3)	15,000,000	13.0%
FIG Buyer GP, LLC(4)	16,589,531	14.4%

Named Executive Officers and Directors
Ben Kohn(5)	5,337,036	4.5%
Marc Crossman(6)	515,180	*
Chris Riley(7)	1,010,269	*
Suhail Rizvi(2)(8)	18,579,105	16.1%
György Gattyán(3)(9)	15,000,000	13.0%
Tracey Edmonds(10)	215,010	*
Juliana F. Hill(11)	307,653	*
James Yaffe(12)	314,976	*
David Miller(13)	—	*

Current Executive Officers and Directors as a group (9 individuals)(14)	41,279,229	34.5%
*Less than 1%.
(1)Unless otherwise noted, the business address of each of the following entities or individuals is 10960 Wilshire Blvd., Suite 2200, Los Angeles, California 90024.

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(2)Represents 14,311,573 shares of Common Stock held by Rizvi Traverse Management, LLC and the funds (the “funds”) it controls (collectively, “Rizvi Traverse”), 3,727,779 shares held by Rizvi Master LLC (an entity solely controlled by Mr. Rizvi), 51,434 shares held by Rizvi Interests Inc. (an entity solely controlled by Mr. Rizvi), 388,319 shares in respect of RSUs held by Mr. Rizvi which have vested and 100,000 shares of Common Stock that Mr. Rizvi has the right to acquire within 60 days of April 24, 2026 upon the vesting of RSUs. Does not include any shares Mr. Rizvi may be entitled to receive in lieu of payment of cash director fees or any shares held solely by Mr. John Giampetroni. Mr. Rizvi and Mr. Giampetroni are the managers of Rizvi Traverse. Each of Rizvi Traverse and the funds may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by such entities, but each disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. Each of Rizvi Traverse and Messrs. Rizvi and Giampetroni may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by Rizvi Traverse, but each disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address of Rizvi Traverse and its affiliates, including Messrs. Rizvi and Giampetroni, is c/o Rizvi Traverse Management, LLC, 801 Northpoint Parkway, Suite 129, West Palm Beach, FL 33407.
(3)Consists of 14,900,000 shares of Common Stock held by The Million S.a.r.l, which is a wholly owned subsidiary of Byborg, and 100,000 shares of Common Stock that Mr. Gattyán has the right to acquire within 60 days of April 24, 2026 upon the vesting of RSUs. Byborg is a subsidiary of Docler Holding. Does not include shares issuable upon the settlement of RSUs that may occur more than 60 days from April 24, 2026. The address of The Million S.a.r.l. and its affiliates (including Mr. Gattyán) is 44 Avenue John F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg.
(4)Represents 16,589,531 shares of Common Stock that may be deemed to be beneficially owned by FIG Buyer GP, LLC (“FIG Buyer”). FIG Buyer is the general partner of Foundation Holdco LP (“Foundation”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. Foundation is the sole member of FIG Parent, LLC (“FIG Parent”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. FIG Parent is the sole member of FINCO I LLC (“FINCO”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. FINCO is the sole member of FINCO I Intermediate Holdco LLC (“FINCO Intermediate”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. FINCO Intermediate is the sole member of Fortress Investment Group LLC (“Fortress”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. Fortress is the sole member of FIG Blue LLC (“FIG Blue”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. FIG Blue is the general partner of Fortress Operating Entity I LP (“FOE”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. FOE is the holder of all of the issued and outstanding membership interests of FIG LLC (“FIG LLC”) and Fortress Principal Investment Holdings IV LLC (“FPI IV”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. FPI IV is the managing member of Drawbridge Special Opportunities GP LLC (“DBSO GP”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. FIG LLC is the holder of all membership interests in Drawbridge Special Opportunities Advisors LLC (“DBSO Advisors”) and another investment advisor to certain investment funds that hold Common Stock and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. DBSO GP is the general partner of Drawbridge Special Opportunities Fund LP (“DBSO”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. DBSO Advisors is the investment advisor to DBSO and investment manager to an entity that holds Common Stock and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. DBSO directly holds Common Stock and is the direct or indirect holder of membership interests in certain entities that hold Common Stock and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. The address of the principal office of each of the foregoing entities is: c/o Fortress Investment Group LLC, 1345 Avenue of the Americas, 46th Floor, New York, NY 10105.

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(5)Consists of 2,033,100 shares of Common Stock held by Mr. Kohn, 75,361 shares of Common Stock held directly by Cold Springs Trust, of which Mr. Kohn is a beneficiary, 50,000 shares of Common Stock held directly by Bircoll Kohn Family Trust, for which Mr. Kohn is a trustee and a controlling person, 445,309 shares of Common Stock held directly by Woodburn Dr LP, an entity controlled by Mr. Kohn, 1,000,000 shares of Common Stock that Mr. Kohn has the right to acquire within 60 days of April 24, 2026 upon the settlement of RSUs and 1,733,266 shares of Common Stock that Mr. Kohn has the right to acquire within 60 days of April 24, 2026 through the exercise of options. Does not include shares beneficially owned by Rizvi Traverse, of which Mr. Kohn may have an indirect pecuniary interest of less than 1% as a result of non-controlling equity interests held by Mr. Kohn in affiliates of Rizvi Traverse, or shares issuable upon the settlement of RSUs that may occur more than 60 days from April 24, 2026. Mr. Kohn disclaims beneficial ownership of the shares owned by Cold Springs Trust, Bircoll Kohn Family Trust and Woodburn Dr LP, except to the extent of his pecuniary interest therein.
(6)Represents 145,572 shares of Common Stock held by Mr. Crossman, 19,608 shares of Common Stock held by Mr. Crossman’s wife and 350,000 shares of Common Stock that Mr. Crossman has the right to acquire within 60 days of April 24, 2026 upon the settlement of RSUs. Does not include shares issuable upon the settlement of RSUs that may occur more than 60 days from April 24, 2026. Mr. Crossman disclaims beneficial ownership of his wife’s shares, except to the extent of any pecuniary interest therein.
(7)Represents 396,069 shares of Common Stock held by Mr. Riley, 350,000 shares of Common Stock that Mr. Riley has the right to acquire within 60 days of April 24, 2026 upon the settlement of RSUs and 264,200 shares of Common Stock that Mr. Riley has the right to acquire within 60 days of April 24, 2026 through the exercise of stock options. Does not include shares issuable upon the settlement of RSUs or exercise of stock options that may occur more than 60 days from April 24, 2026.
(8)Mr. Rizvi, a member of the Company’s Board, is a manager of Rizvi Traverse. Mr. Rizvi disclaims beneficial ownership of all shares held by Rizvi Traverse referred to in footnote (2) above, except to the extent of any pecuniary interest therein.
(9)Mr. Gattyán, a member of the Company’s Board, is a control person of The Million S.a.r.l. Mr. Gattyán disclaims beneficial ownership of all shares held by The Million S.a.r.l. referred to in footnote (3) above, except to the extent of any pecuniary interest therein.
(10)Consists of 115,010 shares of Common Stock and 100,000 shares of Common Stock that Ms. Edmonds has the right to acquire within 60 days of April 24, 2026 upon the vesting of RSUs.
(11)Consists of 207,653 shares of Common Stock and 100,000 shares of Common Stock that Ms. Hill has the right to acquire within 60 days of April 24, 2026 upon the vesting of RSUs.
(12)Consists of 214,976 shares of Common Stock and 100,000 shares of Common Stock that Mr. Yaffe has the right to acquire within 60 days of April 24, 2026 upon the vesting of RSUs.
(13)Mr. Miller became an executive officer of the Company as of February 23, 2026. Does not include shares issuable upon the settlement of RSUs that may occur more than 60 days from April 24, 2026.
(14)Represents such shares of Common Stock held as of April 24, 2026 and potential stock issuable upon exercise of options or the vesting of RSUs within 60 days of April 24, 2026 as set forth in footnotes (2) through (13) above.

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Equity Compensation Plan Information
The following table provides information as of December 31, 2025 with respect to the shares of the Company’s Common Stock that may be issued under its 2018 Plan (defined below) and the Incentive Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(¹)	Weighted average exercise price of outstanding options, warrants and rights (b)(²)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)
Equity compensation plans approved by security holders	8,121,573	$2.12	1,160,627
Equity compensation plans not approved by security holders	—	—	—
Total	8,121,573		1,160,627
_________________________
(1)    Consists of 2,002,582 vested RSUs not yet settled, 4,121,525 unvested and outstanding RSUs, and issued and outstanding options to purchase 1,997,466 shares of Common Stock.
(2)    Excludes RSUs and PSUs, because they have no exercise price.
(3)    Includes only shares available for issuance as of December 31, 2025 under our Incentive Plan, as no additional shares are to be issued under our 2018 Equity Incentive Plan (the “2018 Plan”). The Incentive Plan provides for an annual increase in shares available for issuance; on the first day of each fiscal year of the Company during the term of the Incentive Plan, the aggregate number of shares of Common Stock that may be issued under the Incentive Plan shall automatically increase by a number equal to (a) 4% of the total number of shares of Common Stock actually issued and outstanding on the last day of the preceding fiscal year or (b) a lesser number of shares of Common Stock (including zero) determined by the Board.

Insider Trading Policy; Hedging and Pledging Prohibition
Our insider trading policy prohibits directors, officers, employees, and consultants (including each of our named executive officers), as well as certain family members, others living in such covered person’s household, and entities whose transactions in Company securities are subject to their influence or control, from trading in securities of the Company (or securities of any other company with which the Company does business) while in possession of material nonpublic information, with certain limited exceptions, including in connection with a Rule 10b5-1 plan adopted in compliance with our insider trading policy. Before any of our directors, executive officers or other covered persons identified by our insider trading policy engages in certain transactions involving Company securities, such person must obtain pre-clearance and approval of the transaction from our General Counsel.
In addition, our insider trading policy prohibits all employees (including our executive officers), members of our Board, and certain consultants, as well as anyone living in such persons’ households, entities in which such persons serve as the general partner or in which they own or hold a controlling interest, trusts of which such persons are a trustee, settlor or beneficiary, estates of which such persons are an executor or beneficiary, or any other group or entity where such person has or shares with others the power to decide whether to buy Company securities, from engaging in derivative securities transactions, including hedging, pledging company securities as collateral, holding company securities in a margin account, or other inherently speculative transactions with respect to our capital stock.
Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Hedging transactions may permit a director, officer or employee to continue to own our securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer or employee may no longer have the same objectives as our other stockholders. Therefore, directors, officers and employees are prohibited by our insider trading policy from engaging in any such transactions.

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Our insider trading policy only permits pledges of our securities by employees, officers and directors with the written pre-approval of our General Counsel. Under that policy, our General Counsel only approves pledges of our securities by directors and officers in amounts consistent with guidelines approved by the CGN Committee of the Board. As of the Record Date, no pledges by officers and directors had been approved in accordance with the policy and the guidelines.

Clawback Policy
We have an executive compensation clawback policy, adopted effective as of November 20, 2023 (the “Clawback Policy”), to address requirements under rules recently adopted by the SEC and Nasdaq mandating the clawback of applicable incentive compensation upon a restatement of our financial statements. The Clawback Policy applies with respect to a restatement of our financial statements even in the absence of any fraud or misconduct by an executive officer. In the event of a required accounting restatement (including a “little-r” restatement) of our financial statements, we are generally required to recover from our applicable executive officers any incentive-based compensation that was based wholly or in part upon the attainment of any financial reporting measure and was received by current or former executive officers after December 1, 2023, to the extent that such compensation based on the erroneously reported financial information exceeds the amount derived from the restated financial information. The Clawback Policy requires that such applicable executive officer return to the Company any such excess compensation received during the three completed fiscal years immediately preceding the date we are required to prepare an accounting restatement. The Clawback Policy provides for mandatory clawback by us of such excess compensation, with certain exceptions, including: (a) the direct expense paid to a third party to assist in enforcing the policy would exceed the amount to be recovered (provided that we must make a reasonable attempt to recover such erroneously awarded compensation, document our reasonable attempts to effect a recovery, and provide that documentation to Nasdaq) and (b) a recovery from certain tax-qualified retirement plans would likely cause such plans to fail to meet the statutory requirements for tax exemption. To facilitate the application of the Clawback Policy, we require our executive officers to agree to repay any such excess compensation in accordance with the Clawback Policy. The Company’s right of recovery under the Clawback Policy is in addition to any other remedies or rights of recovery that are available to the Company under applicable law or pursuant to other Company policies or agreements, including any applicable clawback provisions of the 2018 Plan and the Incentive Plan.
We filed a copy of the Clawback Policy as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. We will disclose in our annual proxy statement any action to recover compensation under the Clawback Policy during or following the end of the most recently completed fiscal year. No such action was required to be taken by us during the fiscal year ended December 31, 2025. No executive officer incentive-based compensation was tied to any of the restated financial measures for any period. There was no erroneously awarded compensation under the Clawback Policy for 2025.

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EXECUTIVE COMPENSATION
Unless otherwise indicated or the context otherwise requires, references in this section to the “Company”, “Playboy”, “we”, “us”, “our” and other similar terms refer to Playboy, Inc. and its consolidated subsidiaries.

The compensation provided to our named executive officers is detailed in the Summary Compensation Table, other tables and the accompanying footnotes, and narrative following this section. Our named executive officers for 2025 were:

•Ben Kohn, Chief Executive Officer and President
•Marc Crossman, Chief Financial Officer and Chief Operating Officer
•Chris Riley, General Counsel and Secretary

Compensation-Setting Process
Compensation Committee’s Role
Our Board has delegated to its Compensation Committee the authority and responsibility for reviewing, evaluating, and determining the compensation to be paid to executive officers, overseeing our compensation policies, and administering the compensation plans and programs for the Company. The Compensation Committee has overall responsibility for determining and/or approving the compensation of our executive officers, including our Chief Executive Officer. Members of the Compensation Committee are appointed by the Board. The Compensation Committee consists of three members of the Board: Tracey Edmonds, Juliana F. Hill and James Yaffe, none of whom is an executive officer of the Company and each of whom qualifies as an “independent director” under Nasdaq rules. We rely on the knowledge and experience of our Compensation Committee members and our management in determining the appropriate compensation for our executive officers. Our Chief Executive Officer and other members of our management team provide input to the Compensation Committee, which also refers to market data for executive compensation and considers input from our compensation consultants.
Compensation Consultant’s Role
The Compensation Committee has the authority to engage the services of outside consultants. The Compensation Committee has retained Exequity, an independent board and management advisory firm, since September 2022, as its independent compensation consultant. Exequity reports directly to the Compensation Committee.
Our Compensation Committee has reviewed Exequity’s independence under applicable SEC and Nasdaq rules annually. Our Compensation Committee concluded each year that Exequity is independent within the meaning of such rules and that its engagement did not present any conflict of interest.
Management’s Role
Management’s role is to make recommendations to the Compensation Committee regarding our compensation programs and policies, and to implement the programs and policies approved by the Compensation Committee. Our Chief Executive Officer makes recommendations to the Compensation Committee with respect to compensation for our executive officers, including our named executive officers, other than himself. The Compensation Committee considers our Chief Executive Officer’s recommendations, but ultimately has final approval of all compensation for our executive officers, including the types of award and specific amounts. All such determinations by our Compensation Committee are discretionary.
No executive officer participated directly in the final determinations regarding his or her own compensation package or was present during such determinations.
The Compensation Committee meets regularly in executive session. Our Chief Executive Officer is not present during Compensation Committee deliberations or votes on his compensation and shall recuse himself from sessions of the Board where it acts on his compensation.
Elements of Executive Compensation
Our current compensation program generally consists of the following components:
•base salary;

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•annual bonuses;
•equity-based awards; and
•other benefits.
We combine these elements to formulate compensation packages that provide competitive pay, reward achievement of financial, operational, and strategic objectives, and align the interests of our executive officers with those of our stockholders. The overall use and weight of each compensation element is based on our subjective determination of the importance of each element in meeting our overall objectives, including motivating executive officers with an owner’s mentality.
Base Salary
The Compensation Committee determines base salaries of our executive officers, which are subject to review annually. The Compensation Committee may adjust executive officer base salaries, from time to time, to reflect changes in market conditions or other factors, and subject to the terms of any employment agreements.
The table below sets forth information regarding the year-end base salary amounts for our 2025 named executive officers (“NEOs”). Except for Marc Crossman, whose 2025 base salary was established in 2023, the 2025 base salaries of our other NEOs were established in 2021. All NEOs’ base salaries were established pursuant to employment agreements (including amendments thereto) entered into with the Company.

Name	2025 Base Salary
Ben Kohn	$850,000
Marc Crossman	$400,000
Chris Riley	$400,000
In March 2026, the Compensation Committee approved increasing the base salary of Mr. Kohn to $1,000,000, of Mr. Crossman to $500,000 and of Mr. Riley to $500,000.
Annual Bonuses
The Company uses annual cash incentive bonuses for executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. The Compensation Committee selects any applicable performance targets, target amounts, target award opportunities and other terms and conditions of annual cash bonuses for the executive officers, subject to the terms of any employment agreement. Following the end of each year, to the extent applicable, the Compensation Committee determines the extent to which the performance targets were achieved and the amount of the award that is payable to the executive officers, taking into consideration each individual’s bonus target set forth in their respective employment agreement (which did not change in 2025 from prior years). The Compensation Committee also retains discretion to award individual discretionary bonuses.
The employment agreements in effect during 2025 for each of Messrs. Kohn, Crossman and Riley provided for an annual cash bonus based on a target percentage of each named executive officer’s base salary: a target of 100% for Mr. Kohn and a target of 80% for each of Mr. Crossman and Mr. Riley. See “Employment Agreements” below. Such annual cash bonuses, if any to be provided in a given year, are based on the achievement of performance criteria which may relate to financial and non-financial metrics as reasonably determined by the Board or Compensation Committee. In 2025, the Compensation Committee tied the named executive officers’ annual cash bonuses to the Company’s achievement of an annual revenue target for 2025 of $120.5 million and an Adjusted EBITDA target for 2025 of $15.2 million, in each case as such metrics are defined and/or determined as set forth in the Company’s 2025 Annual Report on Form 10-K filed with the SEC, as well as achievement of certain corporate development objectives. The Compensation Committee determined that, for 2025, such criteria were fully satisfied or exceeded, and approved the payment of annual cash bonuses in the amount of 108% of each named executive officer’s target bonus percentage (i.e., 108% bonus for Mr. Kohn and 86.4% bonus for both Mr. Crossman and Mr. Riley). See note 1 to the “Summary Compensation Table” below for additional details for bonuses paid to each named executive officer for the years 2024 and 2025 (as applicable).

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Stock-Based Awards
We use stock-based awards to reward long-term performance and incentivize future performance of our executive officers and other employees and service providers. We believe that providing a meaningful portion of the total compensation package in the form of stock-based awards aligns the incentives of our executive officers with the interests of our stockholders and motivates and helps retain our executive officers and other personnel. Stock-based awards are awarded under the Incentive Plan, which was approved by our stockholders in 2021.
Neither the Board nor the Compensation Committee takes material nonpublic information into account when determining the timing or terms of equity awards, including with respect to options, nor do we time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee has generally granted such awards once a year to directors and executive officers. In addition to the annual grants of equity awards, equity awards may be granted at other times during the year to newly hired or promoted employees, and in other special circumstances. In 2025, we did not grant any stock options, stock appreciation rights, or similar option‐like instruments.
We generally issue three forms of equity awards:
Restricted Stock Units (RSUs). RSUs represent the right to receive one share of Common Stock for each unit granted, subject to a continued service requirement, so the value of the RSUs is tied to the performance of the Company’s Common Stock. RSUs typically vest over multiple years, subject to continued service through each vesting date. See the “2025 Grants of Plan-Based Awards Table” below for RSUs granted to our named executive officers in 2025.
Performance-based Restricted Stock Units (PSUs). PSUs represent the right to receive one share of Common Stock for each unit granted, subject to a continued service requirement. Whereas the vesting of our RSUs is time-based, our PSUs vest upon the achievement of certain performance metrics determined at the time of the grant of the PSUs, subject to continued service through each vesting date. To date, all of our PSUs have had vesting based upon the achievement of certain share price targets by our Common Stock, as quoted on Nasdaq. As with our RSUs the value of the PSUs is tied to the performance of the Company’s Common Stock.
In October 2021, Messrs. Kohn and Riley received a grant of PSUs that were to vest in four equal tranches arising upon the achievement of each of the following 30-day volume-weighted average prices for a share of our Common Stock: $20, $30, $40 and $50; provided that each such price was achieved on or prior to the seventh anniversary of the vesting start date (February 10, 2021) of such PSUs. The vesting start date was determined pursuant to the terms of our employment agreements with our named executive officers and is related to the closing date of the consummation of the business combination of PEI and Mountain Crest Acquisition Corp (“MCAC”) in 2021 (the “Business Combination”), pursuant to which our predecessor public company MCAC became PLBY Group, Inc. (now known as Playboy, Inc.) and PEI became a wholly-owned subsidiary of PLBY Group, Inc. Prior to October 9, 2023, the first three milestones had been achieved, resulting in 75% of the grant having vested. As of October 9, 2023, the vesting terms for Messrs. Kohn and Riley’s PSUs were amended to eliminate the remaining milestone such that the remaining unvested shares vested 50% on June 30, 2024 and 50% on June 30, 2025. No PSUs were granted by the Company in 2025.
Stock Options. Stock options are granted with an exercise price based on the market price of the Company’s Common Stock on the date of grant (as quoted on Nasdaq). The stock options will have value to our executive officers only if the fair market value of our Common Stock increases after the date of grant, which provides a strong incentive to our executive officers to increase stockholder value. Additionally, stock options typically vest over multiple years, subject to continued service through each vesting date. We view stock options as inherently performance-based and an effective tool to motivate our executive officers to build stockholder value and reinforce our position as a growth company.
The exact awards granted are not determined based on a specific formula, but rather through the exercise of judgment after considering various factors, including compensation provided to other executives with similar responsibilities, including in our peer group and within our company, the current unvested equity held by such executive officer, and the perceived retentive value of the proposed awards. We also consider each executive officer’s individual performance, including the results and contributions delivered during the year and how they align with our short-term and long-term goals, the executive’s leadership within the Company, the cash compensation received by the executive officer, and feedback received from the executive officer’s peers and team. No stock options were granted by the Company in 2025.

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Other Employee Benefits
Like other employees, our executive officers, including our named executive officers, are able to participate in our employee benefit and welfare plans, including life and disability insurance, medical and dental care plans, and a 401(k) plan. We match contributions made to our 401(k) plan by our employees up to 3.5% of their wages, including our named executive officers. All of the named executive officers participated in our 401(k) plan.
In the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist our executives in the performance of their duties, to make our executive team more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits for executives will be subject to review and approval by the compensation committee.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the amount that we may deduct from our U.S. federal taxable income for compensation paid to persons who are “covered employees”, for purposes of Section 162(m), to $1 million per covered employee per year. While we are mindful of the benefit of full tax deductibility of compensation, we also value the flexibility of compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, we may approve compensation that may not be fully deductible.
No Tax Reimbursement of Parachute Payments and Deferred Compensation
We did not provide any executive officer, including any named executive officer, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Code during 2024 or 2025, and we have not agreed and are not otherwise obligated to provide any named executive officer with such a “gross-up” or other reimbursement.
Accounting Treatment
We account for stock-based compensation in accordance with the authoritative guidance set forth in ASC Topic 718, which requires companies to measure and recognize the compensation expense for all share-based awards made to employees and directors, including PSUs, RSUs, and stock options, over the period during which the award recipient is required to perform services in exchange for the award.
Compensation Committee Interlocks and Insider Participation
None of the Company’s executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other body performing equivalent functions) of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee.

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Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Ben Kohn Chief Executive Officer & President	2025	850,720	918,000	1,908,229	—	—	11,158	3,688,107
	2024	852,838	850,000	652,174	—	—	9,754	2,364,766
Marc Crossman Chief Financial Officer & Chief Operating Officer	2025	400,720	345,600	667,880	—	—	10,619	1,424,819
	2024	401,686	320,000	228,261	—	50,000	8,677	1,008,624
Chris Riley General Counsel and Secretary	2025	400,720	345,600	667,880	—	—	12,850	1,427,050
	2024	401,935	320,000	228,261	—	50,000	12,581	1,012,777
______________
(1)    The 2024 amounts for Messrs. Kohn, Crossman and Riley were transaction bonuses paid in March 2025 for such officers’ efforts to achieve the successful completion of major financing and business transactions in the fourth quarter of 2024. No performance-based cash bonuses were awarded to the named executive officers for 2024. The 2025 amounts for Messrs. Kohn, Crossman and Riley were annual bonuses determined pursuant to 2025 performance criteria determined by the Compensation Committee, and which bonuses were actually paid in March 2026.
(2)    The amounts in this column reflect the aggregate grant date fair value of RSU awards, calculated in accordance with FASB ASC Topic 718.
(3)    The amounts in this column reflect the aggregate grant date fair value of option awards, calculated in accordance with FASB ASC Topic 718.
(4)    The 2024 amounts for Messrs. Crossman and Riley include a cash retention bonus paid in January 2025.
(5)    The amount in this column includes matching contributions to the named executive officer’s 401(k) plan account and work from home stipend.

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2025 Grants of Plan-Based Awards Table
The following table presents, for each of the named executive officers, information concerning each grant of RSUs made during the year ended December 31, 2025. There were no PSU or option grants made to any of the named executive officers in 2025. This information supplements the information about these awards set forth in the 2025 Summary Compensation Table.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Shares Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Type of Award	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ben Kohn	5/2/2025(1)	RSU							783,392			838,229
	5/2/2025(2)	RSU							1,000,000			1,070,000
Marc Crossman	5/2/2025(1)	RSU							274,187			293,380
	5/2/2025(2)	RSU							350,000			374,500
Chris Riley	5/2/2025(1)	RSU							274,187			293,380
	5/2/2025(2)	RSU							350,000			374,500
______________
(1)    The shares underlying these awards to Messrs. Kohn, Crossman and Riley vest in full on June 30, 2026, provided that the shares underlying their awards shall accelerate and fully vest upon a Change of Control of the Company (as defined in the Incentive Plan), upon a sale of the majority of the assets of the Company or upon termination of such officer without cause.
(2)    The shares underlying these awards to Messrs. Kohn, Crossman and Riley vest in full on April 30, 2026, provided that the shares underlying their awards shall accelerate and fully vest upon a Change of Control of the Company (as defined in the Incentive Plan), upon a sale of the majority of the assets of the Company or upon termination of such officer without cause.
(3)     In accordance with SEC requirements, the amounts in this column reflect the aggregate grant date fair value of stock and option awards calculated in accordance with FASB ASC Topic 718. The amounts reported do not reflect compensation actually received by the named executive officers.

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Outstanding Equity Awards at 2025 Fiscal Year-End
The following table presents, for each of the named executive officers, information regarding their outstanding non-qualified stock options (“NSOs”) and RSUs held as of December 31, 2025.

			Option Awards				Stock Awards
Name	Grant Date	Type of Award	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(¹)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(¹)
Ben Kohn	3/20/2019	NSO	948,322(2)	—	3.35	3/20/29
	4/22/2022	RSU					45,414(3)	85,378
	10/09/2023	NSO	321,981(4)	—	0.66	10/09/33
	10/09/2023	NSO	462,963(4)	—	0.66	10/09/33
	05/02/2025	RSU					783,392(5)	1,472,777
	05/02/2025	RSU					1,000,000(6)	1,880,000
Marc Crossman	10/09/2023	RSU					133,334(7)	250,668
	05/02/2025	RSU					274,187(5)	515,472
	05/02/2025	RSU					350,000(6)	658,000
Chris Riley	3/20/2019	NSO	134,570(8)	—	3.35	3/20/29
	4/22/2022	RSU					15,895(3)	29,883
	10/09/2023	NSO	129,630(4)	—	0.66	10/09/33
	05/02/2025	RSU					274,187(5)	515,472
	05/02/2025	RSU					350,000(6)	658,000
______________
(1)    Amounts in this column reflect the aggregate fair market value of the RSUs, on December 31, 2025, based on the fair market value per share on such date of $1.88.
(2)    651,971 options vested as of the grant date, with the remaining options vested ratably over the 15 months following the grant date.
(3)    Represents a grant of RSUs that vested in four equal installments on each of the first four anniversaries of the vesting start date (April 22, 2022).
(4)    Represents a grant of stock options that vested in two equal installments on each of the first two anniversaries of the vesting start date (June 30, 2023).
(5)    Represents a grant of RSUs that vests on June 30, 2026.
(6)    Represents a grant of RSUs that vested on April 30, 2026.
(7)    Represents a grant of RSUs that vests in three equal installments on each of the first three anniversaries of the vesting start date (March 22, 2023).
(8)    25% of the options under this grant vested as of January 14, 2020, with approximately 2,800 options vested monthly over 12 months following the initial vesting date, and the remaining options vested as of February 10, 2021.

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Option Exercises and Stock Vested
The following table presents, for each of the named executive officers, the number of shares of our Common Stock underlying RSUs which vested during 2025 and the aggregate value realized upon the vesting of RSUs. None of the named executive officers exercised options in 2025.

		Option Awards		Stock Awards
Name	Type of Award	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(¹)
Ben Kohn(2)	RSU			1,335,852	$2,080,197
Marc Crossman(3)	RSU			407,520	$563,054
Chris Riley(4)	RSU			453,851	$659,592
______________
(1)    The aggregate value realized upon the vesting of shares underlying RSUs represents the aggregate market price of the shares of our Common Stock on the date of vesting.
(2)    The market prices of our Common Stock on the dates of vesting of the RSUs in this row were $0.9938 with respect to 45,413 of the shares, $1.46 with respect to 187,500 of the shares, $1.54 with respect to 187,500 of the shares, $1.51 with respect to 261,130 of the shares, $1.65 with respect to 261,131 of the shares, $1.66 with respect to 261,131 of the shares, and $1.62 for 132,047 of the shares.
(3)    The market prices of our Common Stock on the dates of vesting of the RSUs in this row were $1.20 with respect to 133,333 of the shares and $1.47 for 274,187 of the shares.
(4)    The market prices of our Common Stock on the dates of vesting of the RSUs in this row were $0.9938 with respect to 15,895 of the shares and $1.47 for 437,956 of the shares.

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Estimate of Potential Payments Upon Termination or Change in Control
The amounts estimated in the table below assume that the relevant triggering event (a termination of employment or change in control, as applicable) occurred on December 31, 2025 and are based on the terms of the applicable employment agreements and equity award agreements that were in effect on that date. The table assumes that any equity awards that vest in connection with the applicable triggering event that are subject to performance conditions are earned at the target level of performance within the applicable period except as may be noted otherwise, and values equity awards based on the closing price of a share of our Common Stock on December 31, 2025 of $1.88.

Name and Principal Position	Type of Payment(1)	Termination for Death or Disability ($)(2)	Termination for Cause or Without Good Reason ($)(3)	Termination Without Cause or for Good Reason Absent a Change in Control ($)(4)	Termination Without Cause or for Good Reason in Connection with a Change in Control ($)(4)
Ben Kohn Chief Executive Officer & President	Cash Severance	2,576,082	26,082	6,752,777	8,452,777
	Equity Severance	2,426,025	—	4,395,787	4,395,787
	Other Benefits	—	—	55,080	55,080
Marc Crossman Chief Financial Officer & Chief Operating Officer	Cash Severance	652,274	12,274	2,213,472	2,393,472
	Equity Severance	257,735	—	1,424,139	1,424,139
	Other Benefits	—	—	55,080	55,080
Chris Riley General Counsel and Secretary	Cash Severance	652,274	12,274	2,213,472	2,393,472
	Equity Severance	823,357	—	1,361,503	1,361,503
	Other Benefits	—	—	83,410	83,410
_____________________
(1)    The “Other Benefits” rows reflect the cost of COBRA coverage. The “Cash Severance” rows assume no accrued but unpaid salary or expenses as of December 31, 2025 and include each executive’s annual target bonus, most recent pro-rated bonus (where applicable), and any cash payments pursuant to any applicable retention agreements with the Company (refer to “Employment Agreements—Named Executive Officer 2024 Retention Agreements” and “Employment Agreements—Named Executive Officer 2025 Retention Agreements” below for additional details). Pro-rated bonus assumes target bonus payout based on number of days the named executive was employed during the fiscal year in which the date of termination occurred.
(2)    Assumes death or disability as of December 31, 2025 and payment of accrued but unpaid salary and target bonus payout.
(3)    Amounts in this column are solely for base salary that would have been accrued but unpaid as of December 31, 2025.
(4)    Equity severance in this column reflects the acceleration of equity grants that vest after December 31, 2025.

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Employment Agreements of Named Executive Officers

Kohn Option Grant and Employment Agreement
On January 31, 2021, PEI granted Ben Kohn an option to purchase 172,393 shares of PEI common stock at an exercise price of $58.89 per share (the “Pre-Closing Option”), which was assumed by the Company in connection with the closing of the Business Combination and converted into an option to purchase 965,944 shares of Common Stock of the Company at an exercise price of $10.52 per share in accordance with the conversion mechanics for other outstanding options described in the merger agreement for the Business Combination. The Pre-Closing Option generally vested as follows: 1/3 on the first anniversary of the closing of the Business Combination and ratably in 24 monthly installments thereafter.
Playboy entered into an employment agreement with Mr. Kohn in connection with his continued employment as our Chief Executive Officer and President, which became effective upon, and was assumed by the Company in connection with, the closing of the Business Combination (the “Kohn Employment Agreement”). The Kohn Employment Agreement provides for an annual base salary equal to $850,000 and that Mr. Kohn is eligible to earn an annual cash bonus (with a target amount equal to 100% of his base salary and maximum of 200% of his base salary).
The Kohn Employment Agreement provides that Mr. Kohn will be granted the following equity grants during his employment: (1) for the 2021 fiscal year, a Company equity award with a grant date fair value for financial accounting purposes equal to $2,000,000, comprised of 50% stock options and 50% RSUs; (2) beginning in 2022 and for each fiscal year thereafter, an annual Company equity award with a target grant date fair value for financial accounting purposes equal to $2,000,000, which may include performance-based grants; and (3) following the closing of the Business Combination, a special grant of performance-based restricted stock units (the “Initial PSUs”) that if earned would settle in a target percentage of approximately 2.5% of the fully diluted Common Stock of the Company outstanding on the date of grant (including certain executive level equity awards granted at the time of and shortly after the Business Combination) and a special grant of time-based restricted stock units (the “Initial RSUs”) that if earned would settle in a target percentage equal to (x) 2.5% of the fully diluted Common Stock of the Company (determined in the same manner as the Initial PSUs), minus (y) the percentage of the fully diluted Common Stock of the Company (determined in the same manner) represented by the Pre-Closing Option. The Initial PSUs originally were to vest upon the Company’s achievement of each of the following 30-day volume weighted average stock price milestones: $20, $30, $40 and $50, and the Initial RSUs vested in three equal installments on each of the first three anniversaries of the closing of the Business Combination, in each case subject to Mr. Kohn’s continued employment or service as a director through the applicable vesting dates. Prior to October 9, 2023, the first three Initial PSU milestones had been achieved, resulting in 75% of the Initial PSUs having vested. On October 9, 2023, the vesting terms were amended to eliminate the remaining milestone such that the remaining unvested shares of the Initial PSUs vested 50% on June 30, 2024 and 50% on June 30, 2025.
Mr. Kohn’s employment agreement provides that in addition to being eligible to participate in our standard benefit plans, he will be provided with a company-paid life insurance policy with a death benefit equal to $25 million and a company-paid disability insurance policy with an annualized benefit of not less than $5 million.
If Mr. Kohn’s employment is terminated without cause or he resigns for good reason (as such terms are defined in Mr. Kohn’s employment agreement), he will be entitled to the following: (i) a severance payment equal to 1.5 times the sum of his then-current base salary and target annual bonus, payable over 18 months (or, if such termination occurs within 24 months following a change in control (as defined in the employment agreement), 2.5 times the sum of his then-current base salary and target annual bonus, payable over 30 months); (ii) a pro-rated bonus for the year of termination; (iii) our reimbursement or direct payment of COBRA continuation coverage premiums for up to 18 months following the date of termination; (iv) accelerated vesting of 100% of Mr. Kohn’s then-outstanding non-performance-based equity awards; and (v) continued vesting of certain outstanding performance based equity awards for a period of time following such termination based on actual performance (provided that, if such termination occurs within 24 months following a change in control, 100% of the then-outstanding Initial PSUs will vest in full). In each case, the severance payments described above are subject to Mr. Kohn’s execution and non-revocation of a general release of claims against us and our affiliates.
Mr. Kohn’s employment agreement also includes certain restrictive covenants, including a non-solicitation of employees covenant for a period of 12 months following termination of his employment and standard confidentiality and invention assignment provisions.

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Crossman Employment Agreement
On March 22, 2023, Playboy entered into an employment agreement with Mr. Crossman in connection with his employment as the Company’s Chief Financial Officer and Chief Operating Officer (the “Crossman Employment Agreement”). The Crossman Employment Agreement provides for an annual base salary equal to $400,000 and that Mr. Crossman is eligible to earn an annual cash bonus (with a target amount equal to 80% of his base salary).
The Crossman Employment Agreement provides that Mr. Crossman will be granted the following equity grants during his employment: (1) beginning in 2024 and for each fiscal year thereafter, an annual equity award with a target grant date fair value for financial accounting purposes equal to $700,000, which may include performance-based grants, and (2) an initial grant of RSUs for 400,000 shares of the Company’s Common Stock, which were fully vested as of March 22, 2026, in each case subject to Mr. Crossman’s continued employment through the applicable vesting dates. The Crossman Employment Agreement further provides that Mr. Crossman is eligible to participate in the Company’s standard benefit plans.
If Mr. Crossman’s employment is terminated without cause or he resigns for good reason (as such terms are defined in the Crossman Employment Agreement), he will be entitled to the following: (i) a severance payment equal to the sum of his then-current base salary and target annual bonus for the year of termination, payable in regular installments over 12 months (or, if such termination occurs within 24 months following a change in control (as defined in the Crossman Employment Agreement), 1.25 times the sum of his then-current base salary and target annual bonus for the year of termination, payable in regular installments over 15 months); (ii) a pro-rated bonus for the year of termination; (iii) the Company’s reimbursement or direct payment of COBRA continuation coverage premiums for up to 18 months following the date of termination; and (iv) accelerated vesting of 100% of Mr. Crossman’s then-outstanding non-performance based annual equity awards. In each case, the severance payments described above are subject to Mr. Crossman’s execution and non-revocation of a general release of claims against the Company and its affiliates.
The Crossman Employment Agreement also includes certain restrictive covenants, including a non-solicitation of employees covenant for a period of 12 months following termination of Mr. Crossman’s employment and standard confidentiality and invention assignment provisions.

Riley Employment Agreement
On February 10, 2021, Playboy entered into an employment agreement with Mr. Riley in connection with his employment as the Company’s General Counsel and Secretary, which became effective upon, and was assumed by the Company in connection with, the Business Combination (the “Riley Employment Agreement”). The Riley Employment Agreement provides for an annual base salary equal to $400,000 and that Mr. Riley is eligible to earn an annual cash bonus (with a target amount equal to 80% of his base salary).
The Riley Employment Agreement provides that Mr. Riley will be granted the following equity grants during his employment: (1) beginning in 2022 and for each fiscal year thereafter, an annual equity award with a target grant date fair value for financial accounting purposes equal to $700,000, which may include performance-based grants, (2) a special grant of Initial PSUs that if earned would settle in a target percentage of approximately 0.45% of the fully diluted Common Stock of the Company outstanding on the date of grant (including certain executive level equity awards granted at the time of and shortly after the Business Combination) and (3) a special grant of Initial Options to purchase a target percentage of 0.18% of the fully diluted common shares outstanding on the date of grant (determined in the same manner as the Initial PSUs). If the fair market value of a share of Common Stock on the grant date is greater than the fair market value of a share of Common Stock on February 10, 2021, then a portion of the Initial Options were to be converted into a number of time-based restricted stock units equal to (x) the difference between the fair market value per share of our Common Stock on the grant date minus the fair market value per share of such stock on February 10, 2021, multiplied by (y) the number of Initial Options, divided by (z) the fair market value per share of our Common Stock on the grant date.
Mr. Riley’s Initial PSUs originally were to vest upon the Company’s achievement of each of the following 30 day volume weighted average stock price milestones: $20, $30, $ 40 and $50, and the Initial Options vested 1/3 on the first anniversary of February 10, 2021 and then monthly in 24 equal installments thereafter, in each case subject to Mr. Riley’s continued employment through the applicable vesting dates. Prior to October 9, 2023, the first three Initial PSU milestones had been achieved, resulting in 75% of the Initial PSUs having vested. On October 9, 2023, the vesting terms were amended to eliminate the remaining milestone such that the remaining unvested shares of the Initial PSUs vested 50% on June 30, 2024 and 50% on June 30, 2025.

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The Riley Employment Agreement provides that in addition to being eligible to participate in our standard benefit plans, Mr. Riley will be provided with a company-paid life insurance policy with a death benefit equal to $10 million and a company-paid disability insurance policy with an annualized benefit of not less than $2.5 million.
If Mr. Riley’s employment is terminated without cause or he resigns for good reason (as such terms are defined in the Riley Employment Agreement), he will be entitled to the following: (i) a severance payment equal to the sum of his then-current base salary and target annual bonus, payable over 12 months (or, if such termination occurs within 24 months following a change in control (as defined in the Riley Employment Agreement), 1.25 times the sum of his then-current base salary and target annual bonus, payable over 15 months); (ii) a pro-rated bonus for the year of termination; (iii) our reimbursement or direct payment of COBRA continuation coverage premiums for up to 18 months following the date of termination; and (iv) accelerated vesting of 100% of Mr. Riley’s then-outstanding non-performance based annual equity awards and continued vesting of certain outstanding performance based equity awards for a period of time following such termination based on actual performance (provided that, if such termination occurs within 24 months following a change in control, 100% of the then-outstanding Initial PSUs will vest in full and the Initial Options will become immediately vested and exercisable). In each case, the severance payments described above are subject to Mr. Riley’s execution and non-revocation of a general release of claims against us and our affiliates.
The Riley Employment Agreement also includes certain restrictive covenants, including a non-solicitation of employees covenant for a period of 12 months following termination of Mr. Riley’s employment and standard confidentiality and invention assignment provisions.
Named Executive Officer 2024 Retention Agreements
On December 23, 2024, the Company entered into a retention agreement with each of its named executive officers (collectively, the “2024 Retention Agreements”). The Company entered into the 2024 Retention Agreements in recognition of such officers’ continued contributions to the Company and to incentivize them to remain employed by the Company and its subsidiaries, while also managing the Company’s equity available for grants under the Incentive Plan. The form of the 2024 Retention Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 26, 2024.
The 2024 Retention Agreements acknowledged that Messrs. Kohn, Crossman and Riley were granted RSUs pursuant to the Incentive Plan for 783,392, 274,187 and 274,187 shares of Common Stock, respectively, as of July 30, 2024, which RSUs vested as of June 30, 2025 (as previously disclosed on Forms 4 for such officers filed with the SEC on August 1, 2024). The 2024 Retention Agreements also stated that the Company would issue RSUs for 783,392, 274,187 and 274,187 shares of Common Stock to Messrs. Kohn, Crossman and Riley, respectively, in each of 2025 and 2026 (with each year’s RSUs vesting as of June 30, 2026 and June 30, 2027, respectively) and that such grants would be subject to future approval by the Compensation Committee, in its sole discretion. Pursuant to the 2024 Retention Agreements, under certain limited circumstances and subject to formulas set forth in the 2024 Retention Agreements, the intended 2025 and 2026 RSU grants (to the extent not yet actually granted to each of Messrs. Kohn, Crossman and Riley) were subject to conversion into a cash payment to such executives, as applicable. Under the terms of the 2024 Retention Agreements, none of Messrs. Kohn, Crossman or Riley were entitled to the 2025 or 2026 RSU grants (or any cash payments in relation thereto) in the event he resigned or was terminated for cause prior to the issuance of such grants, as applicable. As of April 10, 2024, the 2024 Retention Agreements were terminated and were of no further force or effect, as the named executive officers had received all of the equity grants to be issued pursuant to the 2024 Retention Agreements.
Named Executive Officer 2025 Retention Agreements
On June 4, 2025, the Company entered into a retention agreement with each of its named executive officers (collectively, the “2025 Retention Agreements”). The Company entered into the 2025 Retention Agreements in recognition of such officers’ continued contributions to the Company and to further incentivize them to remain employed by the Company and its subsidiaries, while also managing the Company’s equity available for grants under the Incentive Plan. The form of the 2025 Retention Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 6, 2025.

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The 2025 Retention Agreements acknowledged that Messrs. Kohn, Crossman and Riley were granted RSUs pursuant to the Incentive Plan for 1,000,000, 350,000 and 350,000 shares of Common Stock, respectively, as of May 2, 2025, which RSUs vested as of April 30, 2026 (as previously disclosed on Forms 4 for such officers filed with the SEC on May 6, 2025). The 2025 Retention Agreements also stated that the Company would issue RSUs for 1,000,000, 350,000 and 350,000 shares of Common Stock to Messrs. Kohn, Crossman and Riley, respectively, in 2026 (vesting as of April 30, 2027) and that such grants would be subject to future approval by the Compensation Committee, in its sole discretion. Pursuant to the 2025 Retention Agreements, under certain limited circumstances and subject to formulas set forth in the 2025 Retention Agreements, the intended 2026 RSU grants (to the extent not yet actually granted to each of Messrs. Kohn, Crossman and Riley) were subject to conversion into a cash payment to such executives, as applicable. Under the terms of the 2025 Retention Agreements, none of Messrs. Kohn, Crossman or Riley were entitled to the 2026 RSU grants (or any cash payments in relation thereto) in the event he resigned or was terminated for cause prior to the issuance of such grants, as applicable. As of April 10, 2024, the 2025 Retention Agreements were terminated and were of no further force or effect, as the named executive officers had received all of the equity grants to be issued pursuant to the 2025 Retention Agreements.

Named Executive Officer 2026 Retention Agreements
On April 10, 2026, the Company entered into a retention agreement with each of its 2026 named executive officers: Ben Kohn, Chief Executive Officer and President; Marc Crossman, Chief Financial Officer and Chief Operating Officer; Chris Riley, General Counsel and Secretary; and David Miller, President, Playboy, Media & Brand (collectively, the “2026 Retention Agreements”). The Company entered into the 2026 Retention Agreements in recognition of such officers’ continued contributions to the Company and to incentivize them to remain employed by the Company and its subsidiaries, while also managing the Company’s equity available for grants under the Incentive Plan. The form of the 2026 Retention Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 10, 2026. As the 2026 Retention Agreements pertain solely to RSU grants in 2026 and 2027, such grants are not reflected in the compensation of the Company’s named executive officers for 2025 presented in this Proxy Statement.
The 2026 Retention Agreements acknowledge that Messrs. Kohn, Crossman, Riley and Miller were granted RSUs pursuant to the Incentive Plan for 645,161, 225,806, 225,806 and 225,806 shares of Common Stock, respectively, as of April 8, 2026, which RSUs vest as of April 30, 2027 (as previously disclosed on Forms 4 for such officers filed with the SEC on April 10, 2026). The 2026 Retention Agreements also state that the Company will issue RSUs for 645,161, 225,806, 225,806 and 225,806 shares of Common Stock to Messrs. Kohn, Crossman, Riley and Miller, respectively, in 2027 (with those RSUs vesting as of April 30, 2028) and that such 2027 grants remain subject to future approval by the Compensation Committee in its sole discretion. Pursuant to the 2026 Retention Agreements, under certain limited circumstances and subject to formulas set forth in the 2026 Retention Agreements, the intended 2027 RSU grants (to the extent not yet actually granted to each of Messrs. Kohn, Crossman, Riley and Miller) may be converted into a cash payment to such executives, as applicable. Under the terms of the 2026 Retention Agreements, none of Messrs. Kohn, Crossman, Riley or Miller will be entitled to the 2027 RSU grants (or any cash payments in relation thereto) in the event he resigns or is terminated for cause prior to the issuance of such grants, as applicable.

Equity Incentive Plans
We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our employees, consultants, and directors with the financial interests of our stockholders. In addition, we believe that our ability to grant equity-based awards helps us to attract, retain, and motivate employees, consultants, and directors, and encourages them to devote their best efforts to our business and financial success.
Treatment of Outstanding Equity Awards in the Business Combination
In connection with the Business Combination, all outstanding options and RSUs under our 2018 Plan (including the unvested options held by the named executive officers as described in the “Outstanding Equity Awards at 2025 Fiscal Year-End” table above) became fully vested. Each outstanding option was assumed by the Company and automatically converted into an option to purchase shares of Common Stock, and each outstanding RSU was terminated and settled in shares of Common Stock. On February 9, 2021, our stockholders approved the Incentive Plan, which became effective upon the closing of the Business Combination. The Incentive Plan generally governs equity-based awards granted by the Company following the consummation of the Business Combination.

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401(k) Plan and Similar Plans
We maintain a safe harbor 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. We have the ability to make matching and discretionary contributions to the 401(k) plan. Currently, we make a match of each participant’s contribution up to 3.5% of the participant’s compensation. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their own contributions and our matching contributions vest after the completion of two years of employment with us by the participant. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the 401(k) plan.
Similar plans outside the United States, some of which are government mandated, cover employees of certain of our international subsidiaries. Several of these plans allow us to match, on a voluntary basis, a portion of the employee contributions.

Pension Benefits
Other than our 401(k) plan, our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during the year ended December 31, 2025.

Non-qualified Deferred Compensation
Our named executive officers did not participate in, or earn any benefits under, a non-qualified deferred compensation plan sponsored by us during the year ended December 31, 2025.

Pay Versus Performance
We provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and non-PEO named executive officers (“Non-PEO NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2),(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(4)	Net Loss ($)
2025	3,688,107	5,288,647	1,425,935	1,945,971	67.64	(12,672,000)
2024	2,364,766	3,142,199	1,010,700	1,150,583	53.09	(79,397,000)
2023	1,875,055	1,965,832	651,866	575,483	36.36	(180,417,941)
______________
(1)    Mr. Kohn was the PEO for all years shown.
(2)    SEC rules require that certain adjustments be made to the totals set forth in the Summary Compensation Table included in this Proxy Statement (the “Summary Compensation Table”) in order to determine “compensation actually paid” for purposes of this Pay Versus Performance Disclosure. “Compensation actually paid” does not represent cash and/or equity value transferred to the applicable NEO, but rather is a value calculated under applicable SEC rules for purposes of this Pay Versus Performance Disclosure. In general, “compensation actually paid” is calculated as total compensation set forth in the Summary Compensation Table, as adjusted to include the fair market value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date (rather than the grant date). None of the NEOs participate in a defined benefit plan, so the following table does not include an adjustment for pension benefits. The below table reflects the required adjustments to reconcile total compensation as set forth in the Summary Compensation Table to “Compensation actually paid” for purposes of the Pay Versus Performance Disclosure.

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(3)    The Non-PEO NEOs were comprised of: for 2025, Messrs. Crossman and Riley, for 2024, Messrs. Crossman and Riley, and for 2023, Messrs. Crossman, Riley, Lance Barton and Florus Beuting and Ms. Ashley Kechter.
(4)    Assumes an initial investment of $100 in our Common Stock on January 1 of the listed year through the end of the listed year. Total shareholder return (“TSR”) equals stock price appreciation plus reinvestment of any dividends (of which the Company had none for the listed years). Historical stock performance is not necessarily indicative of future stock performance.

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Neither the PEO nor the Non-PEO NEOs are accruing benefits under a pension plan for services rendered in the covered years, and therefore no additions are required for pension plan service cost in determining Compensation Actually Paid.
The following table reconciles Summary Compensation Table total to Compensation Actually Paid with respect to our PEO for the periods indicated:

Year	Salary ($)	Bonus and Non-Equity Incentive Compensation ($)	Equity Compensation ($)	All Other Compensation ($)	Summary Compensation Table Total ($)	Equity Deductions from Summary Compensation Table Total ($) (1)	Additions (Deductions) to Compensation Table Total ($) (2)	Compensation Actually Paid ($)
2025	850,720	918,000	1,908,229	11,158	3,688,107	(1,908,229)	3,508,769	5,288,647
2024	852,838	850,000	652,174	9,754	2,364,766	(652,174)	1,429,607	3,142,199
2023	852,238	—	1,013,063	9,754	1,875,055	(1,013,063)	1,103,840	1,965,832
______________
(1)    Represents the grant date fair value of equity-based awards granted.
(2)    Reflects the value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each period presented. The equity component of compensation actually paid is further detailed in the supplemental table below.

The following table reconciles the Non-PEO NEOs Average Summary Compensation Table total to Average Compensation Actually Paid for the periods indicated:

Year	Average Salary ($)	Average Bonus and Non-Equity Incentive Compensation ($)	Average Equity Compensation ($)	Average All Other Compensation ($)	Average Summary Compensation Table Total ($)	Deductions from Summary Compensation Table Total ($) (1)	Average Additions (Deductions) to Compensation Table Total ($) (2)	Average Compensation Actually Paid ($)
2025	400,720	345,600	667,880	11,735	1,425,935	(667,880)	1,187,916	1,945,971
2024	401,810	370,000	228,261	10,629	1,010,700	(228,261)	368,144	1,150,583
2023	281,454	40,000	106,871	223,541	651,866	(106,871)	30,488	575,483
______________
(1)    Represents the average grant date fair value of equity-based awards granted each year.
(2)    Reflects the average value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each period presented. The equity component of compensation actually paid is further detailed in the supplemental table below.

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The following table includes supplemental data for the additions and deductions resulting in the equity component of PEO Compensation Actually Paid for the periods indicated:

Fiscal Year	Addition of Fair Value of Current Year Equity Awards Unvested and Outstanding at Fiscal Year End ($)	(Deductions) Additions for Change in Value of Prior Years’ Awards Unvested and Outstanding at Fiscal Year End ($)	Additions (Deductions) for Change in Value of Prior Years’ Awards That Vested in Fiscal Year ($)	Additions of Fair Value as of the Vesting Date for Awards that are Granted and Vested in the Fiscal Year ($)	(Deductions) for Forfeited Prior Years’ Awards	Equity Value Included in Compensation Actually Paid ($)
2025	3,352,777	19,074	136,918	—	—	3,508,769
2024	1,143,752	457,521	(171,666)	—	—	1,429,607
2023	1,657,748	(291,172)	(262,736)	—	—	1,103,840

The following table includes supplemental data for the additions and deductions resulting in equity component of Non-PEO NEOs Average Compensation Actually Paid for the periods indicated:

Fiscal Year	Addition of Average Fair Value of Current Year Equity Awards Unvested and Outstanding at Fiscal Year End ($)	(Deductions) Additions for Average Change in Value of Prior Years’ Awards Unvested and Outstanding at Fiscal Year End ($)	Additions (Deductions) for Average Change in Value of Prior Years’ Awards That Vested in Fiscal Year ($)	Additions of Average Fair Value as of the Vesting Date for Awards that are Granted and Vested in the Fiscal Year ($)	(Deductions) for Forfeited Prior Years’ Awards	Equity Value Included in Compensation Actually Paid ($)
2025	1,173,472	31,338	(16,894)	—	—	1,187,916
2024	274,187	121,381	(27,424)	—	—	368,144
2023	166,767	(16,940)	(44,265)	—	(75,074)	30,488

Relationships Between Executive Compensation Actually Paid and Net Loss and Total Shareholder Return
The following charts are based on the information provided in the tables above to illustrate the relationships between the Company’s compensation actually paid to the PEO and the average compensation actually paid to the Company’s non-PEO NEOs, with (i) the Company’s net loss, and (ii) the Company’s cumulative total shareholder return.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Other than any interest arising from (i) the ownership of our Common Stock or (ii) any nominee’s election as a director, we are not aware of any substantial interest of any director, executive officer, nominee for election as a director or associate of any of the foregoing in any matter to be acted upon at the Annual Meeting.
Set forth below are certain material transactions which we have had in the past with certain directors and affiliates of the Company.

Transactions with Affiliates of Our Director, György Gattyán

On October 30, 2024, we entered into a Securities Purchase Agreement (the “Initial Purchase Agreement”) with Byborg Enterprises SA, pursuant to which we agreed to sell to Byborg (directly or through an affiliate) 14,900,000 shares (the “Initial Shares”) of Common Stock, at a price of $1.50 per share (the “Initial Share Sale”), resulting in aggregate proceeds to us of $22.35 million. In addition, pursuant to the Initial Purchase Agreement, the Company agreed to increase the size of its Board to seven directors, which was subsequently effected through the Board Expansion in February 2025. Byborg and its affiliates retain the right to designate a director of the Board until such time as they beneficially own less than 7,450,000 shares of Common Stock.
On October 30, 2024, we also entered into a standstill agreement (the “Standstill Agreement”) with Byborg. Pursuant to the Standstill Agreement, among other limitations, Byborg and its affiliates agreed not to (i) join or participate in a “group” (as defined in Sections 13(d)(3) and 13(g)(3) of the Exchange Act) with any third party, or (ii) purchase shares of Common Stock that would result in Byborg and its affiliates owning in excess of 29.99% of the outstanding Common Stock in the aggregate following any acquisition of Common Stock, in each case, during the standstill period. The standstill period means any time from and after October 30, 2024 in which Byborg and its affiliates collectively own, beneficially or of record, more than 14.9% of the total outstanding shares of Common Stock.
On November 5, 2024, The Million S.a.r.l (a subsidiary of Byborg that is also an affiliate of director nominee György Gattyán and is ultimately controlled by him) completed the Initial Share Sale and became a significant stockholder of the Company as of such date. Accordingly, The Million S.a.r.l, Byborg and Mr. Gattyán are considered related parties of the Company.
In addition, on December 14, 2024, we entered into a License & Management Agreement (the “LMA”) with Byborg, pursuant to which Byborg agreed to operate our Playboy Plus, Playboy TV (digital and linear) and Playboy Club businesses and to license the right to use certain Playboy trademarks and other intellectual property for related businesses and certain other categories. The LMA has an initial term of 15 years, with the operations and license rights pursuant to the LMA having commenced as of January 1, 2025. Pursuant to the LMA, Playboy will receive minimum guaranteed royalties of $20 million per year of the term, to be paid in installments during each year. In addition, Byborg prepaid the minimum guaranteed amount for the second half of year 15 of the initial term of the LMA. Playboy is also entitled to receive excess royalties from the businesses licensed and operated by Byborg, on the terms and conditions set forth in the LMA.
On December 14, 2024, we also entered into a Securities Purchase Agreement (the “Additional Purchase Agreement”) with The Million S.a.r.l, pursuant to which we agreed to sell to such purchaser 16,956,842 shares of Common Stock, at a price of $1.50 per share (the “Additional Byborg Investment”), for aggregate proceeds to us of $25.44 million. The closing of the Additional Byborg Investment did not occur, as it was not approved by the Company’s stockholders.
On August 6, 2025, we entered into a Cooperation Agreement (the “Cooperation Agreement”) with Byborg, pursuant to which Byborg agreed to promote the sale of the November 2025 issue of Playboy magazine and certain 2025 online paid voting contests for the selection of Playmates and certain other models for Playboy, in exchange for a commission on net proceeds from sales resulting from Byborg’s promotional activities. The commission payable to Byborg pursuant to the Cooperation Agreement in connection with such 2025 activities was immaterial.

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Transactions with Affiliates of Our Significant Stockholder, Fortress

Fortress Credit Corp. and its affiliates, including our significant stockholder FIG Buyer GP, LLC (collectively, “Fortress”), is our lender with respect to approximately 90% of the term loans under our senior secured credit facility (the “A&R Credit Agreement”) and is also the collateral and administrative agent under the A&R Credit Agreement. In May 2023, Fortress exchanged 50,000 shares of our Series A Preferred Stock (representing all of our then issued and outstanding preferred stock) for approximately $53.6 million of term loans under the A&R Credit Agreement, and we obtained approximately $11.8 million of additional funding under the A&R Credit Agreement. As a result, our Series A Preferred Stock ceased to be outstanding, and the principal balance of the term loans under the A&R Credit Agreement became approximately $210.0 million.

Since May 2023, we have amended the A&R Credit Agreement with Fortress and our other lenders under such agreement numerous times to adjust the terms thereunder, including on November 11, 2024, to, among other things, reduce the outstanding aggregate term loan amounts under the A&R Credit Agreement from approximately $218.4 million to approximately $153.1 million in exchange for $28 million of our then-newly designated Series B Convertible Preferred Stock. As our primary lender, Fortress became the largest holder of our Series B Convertible Preferred Stock.

On January 29, 2025, we completed a conversion of 25% of the outstanding shares of Series B Convertible Preferred Stock, which resulted in Fortress having approximately 6,044 shares of Series B Convertible Preferred Stock converted into an aggregate of 3,267,735 shares of Common Stock, at a conversion price of $1.84956 per share, in accordance with the terms of the Series B Convertible Preferred Stock. On August 22, 2025, we completed the conversion of all remaining outstanding shares of Series B Convertible Preferred Stock into 12,439,730 shares of our Common Stock, at a conversion price of $1.74448 per share, in accordance with the terms of the Series B Convertible Preferred Stock. As a result of such conversions, a total of 14,008,313 shares of Common Stock were issued to Fortress. On August 22, 2025 (the date of the second conversion), Fortress became a greater than 10% stockholder of the Company and became a related party of the Company.

RT Rights & Limitations
At the closing of the Business Combination, the Company and RT entered into an Investor Rights Agreement pursuant to which, RT has the right, but not the obligation, to nominate to the Board a number of designees equal to (i) three directors, if and so long as RT beneficially owns, in the aggregate, 50% or more of the shares of Common Stock, (ii) two directors, in the event that RT beneficially owns, in the aggregate, 35% or more, but less than 50%, of the shares of Common Stock and (iii) one director, in the event that RT beneficially owns, in the aggregate, 15% or more, but less than 35%, of the shares of Common Stock (in each case, subject to proportional adjustment in the event that the size of the Board is increased or decreased following the Closing). RT also has the right to appoint the chairman of the Board so long as RT beneficially owns, in the aggregate, 15% or more of the shares of Common Stock. The Investor Rights Agreement also provides RT with certain additional rights, based on its ownership levels, related to Board committee memberships, Board vacancies, size of the Board and actions related to certain amendments to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) and Bylaws.
In addition, in connection with the closing of the Business Combination, the Charter became effective and included voting thresholds required for approval of changes to the Charter which are tied to the stock holding and voting power of RT. Specifically, (A) at any time when RT beneficially owns collectively, in the aggregate, at least 50% in voting power of the stock of the Company entitled to vote generally in the election of directors, an affirmative vote of a majority of the then-outstanding shares of stock of the Company entitled to vote thereon shall be required, and (B) at any time when RT beneficially owns collectively, in the aggregate, less than 50% in voting power of the stock of the Company entitled to vote generally in the election of directors, an affirmative vote of the holders of at least 66⅔% of the voting power of the then-outstanding shares of stock of the Company entitled to vote thereon shall be required, in each case, to amend, alter, change or repeal any provision of the Charter, or to adopt any new provision of the Charter.
RT is also subject to a Standstill Agreement with the Company (the “RT Standstill”). Pursuant to the RT Standstill, among other limitations, RT and its respective affiliates agreed not to purchase shares of our Common Stock to the extent that RT together with its affiliates’ ownership would exceed 29.99% of our outstanding shares of Common Stock in the aggregate following any acquisition of Common Stock during the standstill period. The standstill period for RT means any period from and after January 30, 2023 in which RT and its affiliates collectively own, beneficially or of record, more than 14.9% of the total outstanding shares of our Common Stock.

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Related Person Transaction Policy
The Company has adopted a related person transaction policy that sets forth its procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of the Company’s policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of the Company’s voting securities and any of their respective immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, the Company’s management must present information regarding the related person transaction to the Company’s audit committee, or, if audit committee approval would be inappropriate, to another independent body of the Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, the Company will collect information that the Company deems reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable the Company to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under the Company’s Code of Conduct, the Company’s employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, the Company’s Audit Committee, or other independent body of the Board, will take into account the relevant available facts and circumstances including, but not limited to:
•the risks, costs and benefits to the Company;
•the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
The policy requires that, in determining whether to approve, ratify or reject a related person transaction, the Company’s Audit Committee, or other independent body of the Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the Company’s best interests and those of the Company’s stockholders, as the Company’s Audit Committee, or other independent body of the Board, determines in the good faith exercise of its discretion.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees billed for professional audit services and other services rendered to us by our independent registered public accounting firm for the years ended December 31, 2025 and 2024. BDO USA, P.C. (“BDO”) served as our independent registered public accounting firm for the fiscal years ended December 31, 2025 and 2024.

	2025	2024
Audit Fees(1)	$2,097,116	$2,662,282
Audit-Related Fees(2)	—	—
Tax Fees(3)	19,216	36,309
All Other Fees	—	—
Total	$2,116,332	$2,698,591

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(1)    Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements, reviews of our quarterly interim financial statements, audits of our internal control over financial reporting, reviews of documents filed with the SEC, services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings, comfort letters, consents and certain accounting consultations in connection with the audits.
(2)    Audit-related fees consist of fees billed for professional services related to royalty audits of certain of our licensees.
(3)    Tax fees consist of fees billed for professional services relating to an Internal Revenue Code Section 382 study.

Pre-Approval of Audit and Non-Audit Services
The charter for our Audit Committee requires that the Audit Committee pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services approved in accordance with applicable SEC rules. All independent registered public accounting firm services and fees, other than de minimis services and related fees, have been pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2025, with both management and BDO USA, P.C., the Company’s independent registered public accounting firm for the year ended December 31, 2025. In its discussion, management represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2025 were prepared in accordance with generally accepted accounting principles.
The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee has discussed with BDO USA, P.C. the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. BDO USA, P.C. reported to the Audit Committee regarding the critical accounting estimates and practices and the estimates and assumptions used by management in the preparation of the audited consolidated financial statements as of December 31, 2025 and for the fiscal year then ended, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative treatments and the treatment preferred by BDO USA, P.C.
BDO USA, P.C. provided a report to the Audit Committee describing the Company’s internal control procedures and related matters. BDO USA, P.C. also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding BDO USA, P.C.’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with BDO USA, P.C. its independence. When considering BDO USA, P.C.’s independence, the Audit Committee considered, among other matters, whether BDO USA, P.C.’s provision of non-audit services to the Company is compatible with maintaining the independence of BDO USA, P.C. All audit and permissible non-audit services in 2025 were pre-approved pursuant to these procedures.
Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

PLAYBOY, INC. AUDIT COMMITTEE Juliana F. Hill (Chair) Tracey Edmonds James Yaffe

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PROPOSAL NO. 2 — THE INCENTIVE PLAN AMENDMENT PROPOSAL

We are seeking the approval of our stockholders of an amendment (the “Incentive Plan Amendment”) to our Amended & Restated 2021 Equity and Incentive Compensation Plan (as amended from time to time, the “Incentive Plan”) to increase the number of shares of Common Stock of the Company available for grants under the Incentive Plan by 10,000,000 shares. The Incentive Plan Amendment was recommended by the Compensation Committee and approved by the Board on March 24, 2026, subject to stockholder approval at the Annual Meeting.
As of April 24, 2026, there were a total of 18,844,301 shares of our Common Stock that had been reserved for issuance under the Incentive Plan, of which 56,895 shares remained available for future awards and 9,496,072 shares were subject to outstanding awards. After giving effect to the Incentive Plan Amendment, there will be 10,056,895 shares available for future awards under the Incentive Plan (the “Share Reserve”), representing approximately 7.9% of our Common Stock (on a fully diluted basis) as of April 24, 2026. The closing price of our Common Stock as of April 24, 2026 was $1.83 per share, as reported by Nasdaq.
Our Board encourages stockholders to approve the Incentive Plan Amendment because the Board believes that equity compensation plays an important role in our compensation program. As set forth in the “Executive Compensation” section above, we have designed our compensation programs to: (i) provide compensation opportunities that will allow us to attract and retain talented executive officers who are essential to our success; (ii) provide compensation that motivates the executive officers to achieve corporate strategic objectives; (iii) reward performance in a given year, over a sustained period and expectations for the future; and (iv) align the interests of executive officers with the long-term interests of stockholders through stock-based awards.
Our Board believes that the proposed Share Reserve will provide a sufficient number of available shares of our Common Stock for future awards to help us achieve the purposes of our Incentive Plan. Our Board reviewed our historical and prospective usage of equity to determine the number of shares we will most likely require for future compensation purposes. This review took into account shares remaining in the Incentive Plan, potential shares that may become issuable in the future, including year-to-date accruals under our current programs, and the effect of new hires. If our stockholders approve the Incentive Plan Amendment, the increase in the Share Reserve will be effective as of June 16, 2026. If our stockholders do not approve the Incentive Plan Amendment, the Incentive Plan will remain in effect with the current reserve share limitations. We have not approved any awards that are conditioned upon stockholder approval of the Incentive Plan Amendment.
If the proposed Incentive Plan Amendment is approved, we will have the flexibility to continue to provide long-term incentive awards as a key component of our overall compensation program, which will improve our means of attracting and retaining executives and aligning the interests of key personnel with the interests of our stockholders.
Summary of the Incentive Plan
The following is a summary of the material features of the Incentive Plan, as amended by the Incentive Plan Amendment. This summary is qualified in its entirety by the full text of the Incentive Plan. The full text of the Incentive Plan is attached to this Proxy Statement as Appendix A and the Incentive Plan Amendment is attached to this Proxy Statement as Appendix B.
The Incentive Plan is generally administered by the Compensation Committee of the Board; provided, that at the Board’s discretion, the Incentive Plan may be administered by the Board, including with respect to the administration of any responsibilities and duties held by the Compensation Committee thereunder. References to the “Committee” in this proposal generally refer to the Compensation Committee or such other committee designated by the Board, or the Board, as applicable. Among other responsibilities, the Committee will select participants and determine the type of awards to be granted to participants, the number of shares of Common Stock to be covered by awards and the terms and conditions of awards, interpret the Incentive Plan and awards granted thereunder, and make any other determination and take any other action that it deems necessary or desirable to administer the Incentive Plan. The Committee may from time to time delegate all or any part of its authority under the Incentive Plan as permitted by the Incentive Plan and applicable law. In addition, the Committee may by resolution, subject to certain restrictions set forth in the Incentive Plan, authorize one or more officers of the Company to (1) designate employees to be recipients of awards under the Incentive Plan, and (2) determine the size of such awards. The Committee may not, however, delegate such responsibilities to officers for awards granted to non-employee directors or certain officers who are subject to the reporting requirements of Section 16 of the Exchange Act.

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Eligibility
All non-employee directors, officers and other employees of the Company and its subsidiaries (including a person who has agreed to commence serving in such capacity within 90 days of the date of grant), and certain consultants to the Company and its subsidiaries are eligible to receive grants under the Incentive Plan. In addition, consultants and advisors who perform services for the Company may receive grants under the Incentive Plan. The basis for participation in the Incentive Plan by eligible persons is the provision of services to the Company and the selection of such persons for participation by the Committee (or its proper delegate) in its discretion. The Committee (i) selects the employees, non-employee directors, consultants and advisors to receive grants, and (ii) determines the number of shares of Common Stock subject to a particular grant and the vesting and exercisability terms of awards granted under the Incentive Plan. As of April 24, 2026, approximately 100 employees and five non-employee directors were eligible to participate in the Incentive Plan.
Shares Available for Awards Under the Incentive Plan
Subject to adjustment and the Evergreen Increases as described in the Incentive Plan and the share counting rules set forth therein, the number of shares of Common Stock available under the Incentive Plan for awards of:
•stock options or stock appreciation rights (“SARs”);
•restricted stock;
•RSUs;
•performance shares or performance units;
•other stock-based awards under the Incentive Plan; or
•dividend equivalents paid with respect to awards under the Incentive Plan will not exceed in the aggregate, after giving effects to the Incentive Plan Amendment, 14,262,364 shares of Common Stock (the “Overall Share Limit”) plus Common Stock that becomes available under the Incentive Plan as a result of forfeiture, cancellation, expiration, cash settlement or less-than-maximum earning of Incentive Plan awards after the effective date of the Incentive Plan, and subject to the automatic increases of the Overall Share Limit on the first day of each fiscal year, beginning in 2022 and ending in 2031 (the “Evergreen Increases”), by an amount equal to the lesser of (i) 4% of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller amount as may be determined by the Board. If the Incentive Plan Amendment is not approved, the original share limit of 4,262,364 shares, plus all applicable Evergreen Increases, would remain in effect.
If any award granted under the Incentive Plan expires unexercised, is canceled, forfeited, settled in cash or unearned (in whole or in part), shares of Common Stock subject to such award will again be made available for future grants under the Incentive Plan. Use of shares of our Common Stock to pay the required exercise price or tax obligations, or shares not issued in connection with settlement of an option or SAR, reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of an option will not be available again for other awards under the Incentive Plan. If a participant elects to give up the right to receive compensation in exchange for shares of Common Stock based on fair market value, such shares of Common Stock will not count against the aggregate limit of shares authorized under the Incentive Plan to the extent permitted by applicable laws and regulations.
Subject to adjustment as provided in the Incentive Plan, the aggregate number of shares of Common Stock actually issued or transferred upon the exercise of stock options that are intended to qualify as “incentive stock options” under Section 422 of the Code will not exceed 4,262,364 shares of Common Stock (the “ISO Limit”), provided that the ISO Limit will be increased by 1,451,017 shares of Common Stock on the first day of each fiscal year beginning in 2022 and ending in 2031 (subject in all events to the Overall Share Limit, as adjusted).
Types of Awards Under the Incentive Plan
Pursuant to the Incentive Plan, the Company may grant cash awards and stock options, SARs, restricted stock, RSUs, performance shares, performance units, and certain other awards based on or related to our Common Stock.
Generally, each grant of an award under the Incentive Plan will be evidenced by an award agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee (an “Evidence of Award”), which will contain such terms and provisions as the Committee may determine, consistent with the Incentive Plan. A brief description of the types of awards which may be granted under the Incentive Plan is set forth below.

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Stock Options
A stock option is a right to purchase Common Stock upon exercise of the stock option. Stock options granted to an employee under the Incentive Plan may consist of either a stock option intended to be an “incentive stock option” as defined in Section 422 of the Code or a non-qualified stock option, or a combination of both. Incentive stock options may only be granted to employees of the Company or certain of its affiliates. Except with respect to awards issued in substitution for, in conversion of, or in connection with an assumption of stock options held by awardees of an entity engaging in a corporate transaction (including an acquisition or merger) with the Company or any of its subsidiaries, stock options must have an exercise price per share of Common Stock that is not less than the fair market value of a share of Common Stock on the date of grant. The term of a stock option may not extend more than 10 years from the date of grant. The Committee may provide in an Evidence of Award for the automatic exercise of a stock option.
Each grant of a stock option will specify the applicable terms of the stock option, including the number of shares of Common Stock subject to the stock option and the required period or periods of the participant’s continuous service, if any, before any stock option or portion of a stock option will become exercisable. Stock options may provide for continued vesting or the earlier exercise of the stock options, including in the event of retirement, death, disability or termination of employment or service of the participant or in the event of a change in control.
Any grant of stock options may specify management objectives regarding the vesting of the stock options. Each grant will specify whether the consideration to be paid in satisfaction of the exercise price will be payable: (1) in cash, by check acceptable to the Company, or by wire transfer of immediately available funds; (2) by the actual or constructive transfer to the Company of Common Stock owned by the participant with a value at the time of exercise that is equal to the total exercise price; (3) subject to any conditions or limitations established by the Committee, by a net exercise arrangement pursuant to which the Company will withhold Common Stock otherwise issuable upon exercise of a stock option; (4) by a combination of the foregoing methods; or (5) by such other methods as may be approved by the Committee. To the extent permitted by law, any grant may provide for deferred payment of the exercise price from the proceeds of a sale through a bank or broker of some or all of the shares to which the exercise relates. Stock options granted under the Incentive Plan may not provide for dividends or dividend equivalents.
SARs
The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of SARs. A SAR is a right to receive from the Company an amount equal to 100%, or such lesser percentage as the Committee may determine, of the spread between the base price and the fair market value of a share of Common Stock on the date of exercise.
Each grant of SARs will specify the period or periods of continuous service, if any, by the participant with the Company or any subsidiary that is necessary before the SARs or installments of such SARs will become exercisable. SARs may provide for continued vesting or earlier exercise, including in the case of retirement, death, disability or termination of employment or service of the participant or in the event of a change in control. Any grant of SARs may specify management objectives regarding the vesting of such SARs. A SAR may be paid in cash, Common Stock or any combination of the two.
Except with respect to awards issued in substitution for, in conversion of, or in connection with an assumption of SARs held by awardees of an entity engaging in a corporate transaction (including an acquisition or merger) with the Company or any of its subsidiaries, the base price of a SAR may not be less than the fair market value of a share of Common Stock on the date of grant. The term of a SAR may not extend more than 10 years from the date of grant. SARs granted under the Incentive Plan may not provide for dividends or dividend equivalents.
Restricted Stock
Restricted stock constitutes an immediate transfer of the ownership of shares of Common Stock to the participant in consideration of the performance of services, entitling such participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer determined by the Committee for a period of time determined by the Committee or until certain management objectives specified by the Committee are achieved. Each such grant or sale of restricted stock may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value per share of Common Stock on the date of grant.

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Any grant of restricted stock may specify management objectives regarding the vesting of the restricted stock. Any grant of restricted stock may require that any and all dividends or other distributions paid on restricted stock that remains subject to a substantial risk of forfeiture be automatically deferred and/or reinvested in additional restricted stock, which will be subject to the same restrictions as the underlying restricted stock, but any such dividends or other distributions on restricted stock must be deferred until, and paid contingent upon, the vesting of such restricted stock. Restricted shares may provide for continued vesting or the earlier vesting of such restricted stock, including in the event of retirement, death, disability or termination of employment or service of the participant or in the event of a change in control.
RSUs
RSUs awarded under the Incentive Plan constitute an agreement by the Company to deliver Common Stock, cash, or a combination of the two, to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include achievement regarding management objectives) during the restriction period as the Committee may specify. Each grant or sale of RSUs may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value per share of Common Stock on the date of grant.
RSUs may provide for continued vesting or the earlier lapse or other modification of the restriction period, including in the event of retirement, death, disability or termination of employment or service of the participant or in the event of a change in control. During the restriction period applicable to RSUs, the participant will have no right to transfer any rights under the award and will have no rights of ownership in the Common Stock deliverable upon payment of the RSUs and no right to vote them. Rights to dividend equivalents may be extended to and made part of any RSU award at the discretion of the Committee, on a deferred and contingent basis, either in cash or in additional shares of Common Stock, based upon the vesting of such RSUs. Each grant or sale of RSUs will specify the time and manner of payment of the RSUs that have been earned. An RSU may be paid in cash, Common Stock or any combination of the two.
Performance Shares, Performance Units and Cash Incentive Awards
Performance shares, performance units and cash incentive awards may also be granted to participants under the Incentive Plan. A performance share is a bookkeeping entry that records the equivalent of one share of Common Stock, and a performance unit is a bookkeeping entry that records a unit equivalent to $1.00 or such other value as determined by the Committee. Performance shares and performance units each may be payable in cash, Common Stock, or a combination of the two. Each grant will specify the number or amount of performance shares or performance units, or the cash amount payable with respect to a cash incentive award being awarded, which number or amount may be subject to adjustment to reflect changes in compensation or other factors.
Each grant of a cash incentive award, performance shares or performance units will specify management objectives regarding the earning of the award. Each grant will specify the time and manner of payment of a cash incentive award, performance shares or performance units that have been earned.
At the discretion of the Committee, any grant of performance shares or performance units may provide for the payment of dividend equivalents in cash or in additional shares of Common Stock, which dividend equivalents will be subject to deferral and payment on a contingent basis based on the participant’s earning and vesting of the performance shares or performance units, as applicable, with respect to which such dividend equivalents are paid.
The performance period with respect to each grant of performance shares or performance units or cash incentive award will be a period of time determined by the Committee and within which the management objectives relating to such award are to be achieved. The performance period may be subject to continued vesting or earlier lapse or modification, including in the event of retirement, death, disability or termination of employment or service of the participant or in the event of a change in control.

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Other Awards
Subject to applicable law and applicable share limits under the Incentive Plan, the Committee may grant to any participant Common Stock or such other awards (“Other Awards”) that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock or factors that may influence the value of such Common Stock, including, without limitation, convertible or exchangeable debt securities; other rights convertible or exchangeable into shares of Common Stock; purchase rights for shares of Common Stock; awards with value and payment contingent upon performance of the Company or its specified subsidiaries, affiliates or other business units or any other factors designated by the Committee; and awards valued by reference to the book value of the shares of Common Stock or the value of securities of, or the performance of, the subsidiaries, affiliates or other business units of the Company. The terms and conditions of any such awards will be determined by the Committee. Shares of Common Stock delivered under such an award in the nature of a purchase right granted under the Incentive Plan will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, Common Stock, other awards, cash, notes or other property, as the Committee determines.
In addition, the Committee may grant cash awards, as an element of or supplement to any other awards granted under the Incentive Plan. The Committee may also authorize the grant of shares of Common Stock as a bonus or may authorize the grant of Other Awards in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under the Incentive Plan or under other plans or compensatory arrangements, subject to terms determined by the Committee in a manner that complies with Section 409A of the Code.
Other Awards may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death, disability or termination of employment or service of the participant or in the event of a change in control. The Committee may provide for the payment of dividends or dividend equivalents on Other Awards on a deferred and contingent basis, in cash or in additional shares of Common Stock; provided, however, that dividend equivalents or other distributions of Common Stock underlying Other Awards will be deferred until and paid contingent upon the earning and vesting of such awards.
Change in Control
The Incentive Plan includes a definition of “change in control.” In general, except as may be otherwise prescribed by the Committee in an Evidence of Award or as otherwise provided in another plan or agreement applicable to a participant, a change in control shall be deemed to have occurred upon the occurrence of any of the following events (subject to certain exceptions and limitations and as further described in the Incentive Plan): (1) any individual, entity or group is or becomes the beneficial owner of voting securities of the Company where such acquisition causes such person to own 50% or more of the combined voting power of the then outstanding voting shares of the Company (subject to certain exceptions); (2) a majority of the Board ceases to be comprised of incumbent directors; (3) consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation or other transaction, as described in the Incentive Plan (subject to certain exceptions); or (4) stockholder approval of a complete liquidation or dissolution of the Company (subject to certain qualifying exceptions).
Management Objectives
The Incentive Plan generally provides that any of the awards set forth above may be granted subject to the achievement of specified management objectives. Management objectives are defined as performance objective or objectives established pursuant to the Incentive Plan for participants who have received grants of performance shares, performance units or cash incentive awards or, when so determined by the Committee, stock options, SARs, restricted stock, RSUs, dividend equivalents or Other Awards. The definition of “Management Objectives” set forth in the Incentive Plan includes a list of examples of measures (which is not exhaustive) that may be used as management objectives in awards granted under the Incentive Plan.
Additionally, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the management objectives unsuitable, the Committee may in its discretion modify such management objectives or the goals or actual levels of achievement, in whole or in part, as the Committee deems appropriate and equitable.

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Transferability of Awards
Except as otherwise provided by the Committee, and subject to the terms of the Incentive Plan with respect to Section 409A of the Code, no stock option, SAR, restricted stock, RSU, performance share, performance unit, cash incentive award, Other Award or dividend equivalents paid with respect to awards made under the Incentive Plan will be transferrable by a participant except by will or the laws of descent and distribution. In no event will any such award granted under the Incentive Plan be transferred for value. Except as otherwise determined by the Committee, stock options and SARs will be exercisable during the participant’s lifetime only by him or her or, in the event of the participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the participant in a fiduciary capacity under state law or court supervision.
Under certain circumstances, the Committee may specify on the grant date that part or all of the shares of Common Stock that are subject to certain awards under the Incentive Plan will be subject to further restrictions on transfer.
Adjustments
The Committee will make or provide for such adjustments in: (1) the number and kind of shares of Common Stock covered by outstanding stock options, SARs, restricted stock, RSUs, performance shares and performance units granted under the Incentive Plan; (2) if applicable, the number and kind of shares of Common Stock covered by Other Awards; (3) the exercise price or base price provided in outstanding stock options and SARs, respectively; (4) cash incentive awards; and (5) other award terms, as the Committee in its sole discretion, determines, in good faith, is equitably required in order to prevent dilution or enlargement of the rights of participants that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the combined company; (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities; or (c) any other corporate transaction or event having an effect similar to any of the foregoing.
In the event of any such transaction or event, or in the event of a change in control of the Company, the Committee may provide in substitution for any or all outstanding awards under the Incentive Plan such alternative consideration (including cash), if any, as it may in good faith determine to be equitable under the circumstances and will require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each stock option or SAR with an exercise price or base price, respectively, greater than the consideration offered in connection with any such transaction or event or change in control of the Company, the Committee may in its discretion elect to cancel such stock option or SAR without any payment to the person holding such stock option or SAR. The Committee will make or provide for such adjustments to the numbers of shares of Common Stock available under the Incentive Plan and the share limits of the Incentive Plan as the Committee in its sole discretion, determines, in good faith, is appropriate to reflect such transaction or event. Any adjustment to the limit on the number of shares of Common Stock that may be issued upon exercise of incentive stock options, however, will be made only if and to the extent such adjustment would not cause any stock option intended to qualify as an incentive stock option to fail to so qualify.
Prohibition on Repricing
Except in connection with certain corporate transactions or changes in the capital structure of the Company or in connection with a change in control, the terms of outstanding awards may not be amended to (1) reduce the exercise price or base price of outstanding stock options or SARs, respectively, or (2) cancel outstanding “underwater” stock options or SARs in exchange for cash, other awards or stock options or SARs with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original stock options or SARs, as applicable, without stockholder approval. These restrictions are intended to prohibit the repricing of “underwater” stock options and SARs and they may not be amended without approval by the Company’s stockholders.

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Detrimental Activity and Recapture
Any Evidence of Award may reference the clawback policy of the Company or provide for the cancellation or forfeiture of an award or forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if any participant, either during employment or other service with the Company or its subsidiary or within a specified period after such employment or service, engages in any detrimental activity, as described in the applicable Evidence of Award or such clawback policy. In addition, any Evidence of Award or such clawback policy may provide for cancellation or forfeiture of an award or the forfeiture and repayment of any of our Common Stock issued under and/or any other benefit related to an award, or other provisions intended to have a similar effect, including upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules and regulations promulgated by the SEC or any national securities exchange or national securities association on which our Common Stock may be traded.
Non-U.S. Participants
In order to facilitate the making of any grant or combination of grants under the Incentive Plan, the Committee may provide for such special terms for awards to participants who are foreign nationals or who are employed by the Company or its subsidiaries outside of the United States of America or who provide services to the Company or its subsidiaries under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Incentive Plan (including sub-plans) as it may consider necessary or appropriate for such purposes, provided that no such special terms, supplements, amendments or restatements will include any provisions that are inconsistent with the terms of the Incentive Plan as then in effect unless the Incentive Plan could have been amended to eliminate such inconsistency without further approval by the Company’s stockholders.
Withholding
To the extent the Company is required to withhold federal, state, local or foreign taxes or other amounts in connection with any payment made or benefit realized by a participant or other person under the Incentive Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts required to be withheld, which arrangements, in the discretion of the Committee, may include relinquishment of a portion of such benefit. When a participant is required to pay the Company an amount required to be withheld under applicable income, employment, tax or other laws, the Committee may require the participant to satisfy the obligation, in whole or in part, by having withheld, from the shares of Common Stock delivered or required to be delivered to the participant, shares of Common Stock having a value equal to the amount required to be withheld or by delivering to the Company other shares of Common Stock held by such participant. The Common Stock used for tax or other withholding will be valued at an amount equal to the fair market value of such Common Stock on the date the benefit is to be included in the participant’s income. In no event will the fair market value of the Common Stock to be withheld and delivered pursuant to the Incentive Plan exceed the minimum amount required to be withheld, unless (1) an additional amount can be withheld and not result in adverse accounting consequences, and (2) such additional withholding amount is authorized by the Committee. Participants will also make such arrangements as the Company may require for the payment of any withholding tax or other obligation that may arise in connection with the disposition of Common Stock acquired upon the exercise of stock options.
Amendment and Termination of the Incentive Plan
The Board generally may amend the Incentive Plan from time to time in whole or in part. If any amendment, however, for purposes of applicable stock exchange rules (and except as permitted under the adjustment provisions of the Incentive Plan) (1) would materially increase the benefits accruing to participants under the Incentive Plan, (2) would materially increase the number of securities which may be issued under the Incentive Plan (such as pursuant to the Incentive Plan Amendment set forth in this proposal for stockholder approval), (3) would materially modify the requirements for participation in the Incentive Plan or (4) must otherwise be approved by the Company’s stockholders in order to comply with applicable law or the rules of the Nasdaq, or, if our Common Stock is not traded on the Nasdaq, the principal national securities exchange upon which the Common Stock is traded or quoted, all as determined by the Board, then such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.

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Further, subject to the Incentive Plan’s prohibition on repricing, the Committee generally may amend the terms of any award prospectively or retroactively. Except in the case of certain adjustments permitted under the Incentive Plan, no such amendment may be made that would materially impair the rights of any participant without his or her consent. If permitted by Section 409A of the Code, but subject to the preceding sentence, including in the case of termination of employment or service, or in the case of unforeseeable emergency or other circumstances or in the event of a change in control, the Committee may provide for continued vesting or accelerate the timing of vesting or exercisability or the time at which the substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when the period of restriction will end, or the time at which cash incentive awards, performance shares or performance units will be deemed to have been earned or the time when such transfer restriction will terminate, in each case as applicable to certain awards granted under the Incentive Plan, or waive any other limitation or requirement under any such award.
The Board may, in its discretion, terminate the Incentive Plan at any time. Termination of the Incentive Plan will not affect the rights of participants or their successors under any awards outstanding and not exercised in full on the date of termination. No grant will be made under the Incentive Plan on or after the tenth anniversary of the effective date of the Incentive Plan, but all grants made prior to such date will continue in effect thereafter subject to their terms and the terms of the Incentive Plan.
Allowances for Conversion Awards and Assumed Plans
Common stock (i) subject to awards granted under the Incentive Plan in substitution for or conversion of, or in connection with an assumption of, stock options, SARs, restricted stock, RSUs, or other stock or stock-based awards held by awardees of an entity engaging in a corporate transaction (including an acquisition or merger) with the Company or any of its subsidiaries or (ii) available for issuance under a previously-approved plan sponsored by a company that is acquired by, or merges with, the Company or any of its subsidiaries, and which then become available for issuance of awards under the Incentive Plan, will not count against (or be added to) the aggregate share limit or other Incentive Plan limits described above, except as otherwise provided in the Incentive Plan.
U.S. Federal Income Tax Consequences
The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Incentive Plan based on United States federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for Incentive Plan participants, is not intended to be complete, does not describe United States federal taxes other than income taxes (such as Medicare and social security taxes), and does not describe tax consequences arising from state or local taxes in the United States or from taxes in any jurisdiction outside the United States.
Tax Consequences to Participants
Restricted shares: The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient for such restricted stock) at such time as the restricted stock are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the recipient.
Performance shares, performance units and cash incentive awards: No income generally will be recognized upon the grant of performance shares, performance units or cash incentive awards. Upon payment in respect of the earn-out of performance shares, performance units or cash incentive awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted Common Stock received.
Nonqualified stock options: In general:
•no income will be recognized by an optionee at the time a non-qualified stock option is granted;
•at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and

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•at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.
Incentive stock options: No income generally will be recognized by an optionee upon the grant or exercise of an “incentive stock option” as defined in Section 422 of the Code. If Common Stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.
If Common Stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.
SARs: No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.
RSUs: No income generally will be recognized upon the award of RSUs. The recipient of an RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.
Tax Consequences to the Company or Its Subsidiaries
To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction from any applicable federal income tax, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1.0 million limitation on certain executive compensation under Section 162(m) of the Code.
Code Section 162(m)
Section 162(m) of the Code generally limits a public company’s ability to deduct compensation paid in excess of $1 million during any taxable year to certain “covered employees”, which includes a company’s chief executive officer, chief financial officer and each of its other named executive officers. If an individual was determined to be a covered employee for any year beginning after December 31, 2016, then that individual will continue to be a covered employee for future years, regardless of changes in the individual’s compensation or position.
Registration With the SEC
If the Incentive Plan Amendment is approved by stockholders, thereby increasing the Share Reserve of the Incentive Plan by 10,000,000 shares, the Company intends to file, as soon as practicable after approval, a Registration Statement on Form S-8 with the SEC relating to such shares for their future issuance under the Incentive Plan.
New Plan Benefits
The types and amounts of benefits that will be awarded under the Incentive Plan, as amended by the Incentive Plan Amendment are not currently determinable. Awards granted under the Incentive Plan, as amended by the Incentive Plan Amendment, are within the discretion of the Committee, and the Committee has not determined future awards or who might receive them. For information regarding our recent practices with respect to equity-based compensation under the Incentive Plan, please see the “Executive Compensation” section, which includes certain information regarding awards granted to our named executive officers during fiscal year 2025, as well as the equity grants to our non-employee directors described under the “Director Compensation” section.

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Vote Required

The affirmative vote of the holders of a majority of the votes cast either virtually during the Annual Meeting or represented by proxy at the Annual Meeting will be required for approval of the Incentive Plan Amendment Proposal. The total number of votes cast “FOR” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve this proposal. Abstentions will not be counted as votes cast on this proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE INCENTIVE PLAN AMENDMENT PROPOSAL (PROPOSAL NO. 2).

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PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has selected RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. RSM has been engaged by us since March 31, 2026. Representatives of RSM are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of RSM as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of RSM to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain RSM. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

Change in Auditor
On March 26, 2026, following the prior approval of the Audit Committee, we notified BDO USA, P.C. (“BDO”) that it had been dismissed as our independent registered public accounting firm, as of March 26, 2026. BDO had served as our independent registered public accounting firm since July 6, 2021. On March 31, 2026, following the prior approval of the Audit Committee, we engaged RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2026.
During our two most recent fiscal years ended December 31, 2024 and 2025 and interim period through March 26, 2026, we did not have any disagreement with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in their reports on our consolidated financial statements. In addition, during our two most recent fiscal years ended December 31, 2024 and 2025 and through March 26, 2026, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in our internal controls over financial reporting as disclosed in Part II, Item 9A of our Form 10-K as of December 31, 2025, related to entity-level controls, general information technology controls, documentation of formal accounting policies, procedures and controls, design and implementation of management review controls and inventory related controls. Such material weaknesses have not yet been remediated. BDO’s reports on our consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2025 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
RSM previously provided tax services, including general tax advisory, tax compliance and tax provision preparation services, to us from 2022 through the first quarter of 2025.
During our two most recent fiscal years and the subsequent interim period preceding the engagement of RSM, neither we nor anyone on our behalf consulted with RSM with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written or oral advice of RSM was provided to us that was an important factor considered by us in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions related thereto), or any “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Vote Required

The affirmative vote of the holders of a majority of the votes cast either virtually during the Annual Meeting or represented by proxy at the Annual Meeting will be required to ratify the selection of RSM for our fiscal year ending December 31, 2026. Abstentions will not be counted as votes cast on this proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

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THE BOARD AND THE AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR” RATIFICATION OF RSM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 3).

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PROPOSAL NO. 4 — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

In our proxy statement for the 2022 annual meeting of stockholders, the Board recommended that a non-binding advisory vote on the compensation of our named executive officers be held every year by our stockholders. In accordance with such recommendation, our stockholders at our 2022 annual meeting approved, on a non-binding advisory basis, the holding of a non-binding advisory vote on the compensation of our named executive officers every year.

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, we are seeking a non-binding advisory vote from our stockholders to approve the compensation paid to our NEOs as disclosed in this Proxy Statement. Stockholders are being asked to approve the following resolution at the Annual Meeting:

RESOLVED, that the stockholders of Playboy, Inc. (the “Company”) hereby APPROVE, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s Proxy Statement for its 2026 Annual Meeting of Stockholders (including the compensation tables and related narrative discussion therein).
As described more fully in the Executive Compensation section of this Proxy Statement, the compensation program for our executive officers is guided by several key principles, including attraction, retention and motivation of executive officers over the long-term, recognition of individual and company-wide performance, and creation of stockholder value by aligning the interests of management and our stockholders through equity incentives. We urge stockholders to read the Executive Compensation section, including the compensation tables and related narrative discussion therein, and the other sections of this Proxy Statement for a more detailed discussion of our compensation programs and processes, policies related thereto, the compensation-related actions taken in fiscal year 2025 and the compensation paid to our NEOs.

Vote Required
The affirmative vote of the holders of a majority of the votes cast either virtually during the Annual Meeting or represented by proxy at the Annual Meeting will be required for approval of Proposal No. 4. Abstentions will not be counted as votes cast on this proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY APPROVAL OF OUR NAMED EXECUTIVE OFFICER COMPENSATION (PROPOSAL NO. 4).

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PROPOSAL NO. 5 — THE ADJOURNMENT PROPOSAL
As permitted by our Bylaws, the Board has recommended that you approve a proposal to adjourn the Annual Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Incentive Plan Amendment Proposal at the time of the Annual Meeting. If stockholders approve this proposal, we can adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against the Incentive Plan Amendment Proposal. Among other things, approval of the proposal to adjourn the Annual Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Incentive Plan Amendment Proposal at the time of the Annual Meeting could mean that, even if we received proxies representing a sufficient number of votes against the Incentive Plan Amendment Proposal such that the proposal would be defeated, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince the holders of those shares to change their votes to vote in favor of the proposal. Additionally, we may seek stockholder approval to adjourn the Annual Meeting if a quorum is not present. Finally, pursuant to our Bylaws, the chairperson of the Annual Meeting is permitted by our Bylaws to adjourn the Annual Meeting even if our stockholders have not approved this proposal.

Vote Required

The affirmative vote of the holders of a majority of the votes cast either virtually during the Annual Meeting or represented by proxy at the Annual Meeting will be required to approve the Adjournment Proposal. Abstentions will not be counted as votes cast on this proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL (PROPOSAL NO. 5).

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WHERE TO GET ADDITIONAL INFORMATION
As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of that website is https://investors.playboy.com/.

COST OF PROXY STATEMENT AND SOLICITATION
We will bear the cost of preparing and distributing this Proxy Statement and the solicitation of proxies on behalf of the Board. In addition to the use of the mail, proxies may be solicited by us personally, by telephone, or by similar means. None of our directors, officers, or employees will be specifically compensated for those activities.
We will also reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons holding our shares in their names, or in the names of nominees, at approved rates for their reasonable expenses in forwarding proxy materials to beneficial owners of securities held of record by them and obtaining their proxies. In addition, we have retained Okapi to assist us in the solicitation of proxies for a fee of $10,000 plus out-of-pocket expenses and certain other potential solicitation and related expenses, and we will indemnify Okapi with respect to information provided by us to Okapi. You may contact Okapi as set forth below:
Okapi Partners, LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720
Stockholders and All Others Call Toll-Free: (855) 208-8902
E-mail: info@okapipartners.com

STOCKHOLDER COMMUNICATIONS
General. We provide an informal process for stockholders to send communications to our Board and its members. Stockholders who wish to contact the Board or any of its members may do so by writing to Playboy, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024. At the direction of the Board, all mail received will be opened and screened for security purposes. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member is referred to our Secretary, Chris Riley, care of Playboy, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024.
Submission of Stockholder Proposals and Director Nominations for 2027 Annual Meeting. In accordance with SEC Rule 14a-8, stockholders who intend to have a proposal considered for inclusion in our notice of meeting, proxy statement and proxy relating to our 2027 annual meeting of stockholders must submit the proposal or director nomination to us no later than December 31, 2026. In accordance with our Bylaws, for a proposal or director nomination to be brought before the 2027 annual meeting of stockholders, a stockholder’s notice of the proposal or director nomination that the stockholder wishes to present must be delivered to Secretary, Chris Riley, care of Playboy, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024 not less than 90 nor more than 120 days prior to the first anniversary of the 2026 Annual Meeting. Accordingly, any notice given pursuant to our Bylaws, and outside the process of Rule 14a-8, must be received no earlier than February 16, 2027 and no later than March 18, 2027. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or director nomination that does not comply with these and other applicable requirements.

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In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to us that sets forth the information required by Rule 14a-19 under the Exchange Act, with such notice being postmarked or transmitted electronically to our Secretary, Chris Riley, care of Playboy, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024. To the extent that any information required by Rule 14a-19 is not required under our Bylaws to be included with your notice, we must receive such additional information by April 17, 2027.

OTHER BUSINESS

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote on the Internet as instructed in the Notice of Internet Availability that is mailed to you, by calling the toll-free telephone number 1-800-690-6903 and following the recorded instructions, or by proxy by mail, if you request a printed proxy card, to ensure your vote is counted.

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FORM OF PROXY CARD

The form of proxy card for the Annual Meeting is set forth below. Actual proxy cards will be provided to those stockholders of record as of the Record Date who request to receive paper copies of these materials by mail.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

DURING THE MEETING - Go to **www.virtualshareholdermeeting.com/PLBY2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V95212-P51897 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

PLAYBOY, INC.

The Board of Directors recommends you vote FOR the election of all director nominees and FOR all of the following proposals:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Tracey Edmonds
02) James Yaffe

		For	Against	Abstain
2.	Approve the amendment of the Playboy, Inc. Amended & Restated 2021 Equity and Incentive Compensation Plan (the "Incentive Plan"), to increase the number of shares of Playboy, Inc. common stock available under the Incentive Plan by 10,000,000 shares.	☐	☐	☐
3.	Ratify the appointment of RSM US LLP as Playboy, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
4.	An advisory, non-binding vote to approve the compensation of Playboy, Inc.'s named executive officers.	☐	☐	☐
5.	Approve the adjournment of the Playboy, Inc. 2026 Annual Meeting, if necessary or appropriate, to continue to solicit votes in favor of Proposal 2 above.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Playboy, Inc. 2026 Annual Meeting of Stockholders to be held virtually on June 16, 2026 at www.virtualshareholdermeeting.com/PLBY2026:

The Annual Report, Meeting Notice and Proxy Statement and Form of Proxy are available at www.proxyvote.com.

V95213-P51897

PLAYBOY, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 16, 2026 1:00 P.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE PLAYBOY, INC. BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoint(s) Chris Riley and Marc Crossman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as indicated on the reverse side of this proxy card, all of the shares of common stock of PLAYBOY, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 p.m. Eastern Time, on June 16, 2026, virtually at www.virtualshareholdermeeting.com/PLBY2026, and any adjournment or postponement thereof.

To ensure timely receipt of your vote and to help Playboy, Inc. reduce costs, you are encouraged to submit your voting instructions online or by telephone. Follow the instructions on the reverse side of this card.

If you choose to vote by mail, mark, sign and date this proxy card and return it as instructed on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Playboy, Inc. Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof.

Continued and to be signed on reverse side

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APPENDIX A — AMENDED & RESTATED 2021 EQUITY AND INCENTIVE COMPENSATION PLAN

PLAYBOY, INC.
AMENDED & RESTATED
2021 EQUITY AND INCENTIVE COMPENSATION PLAN
1.Purpose. The purpose of this Plan is to permit the grant of awards to non-employee Directors, officers and other employees of the Company and its Subsidiaries, and certain consultants to the Company and its Subsidiaries, and to provide to such persons incentives and rewards for service and/or performance.
2.Definitions. Except as otherwise provided herein, the following are the definitions used in this Plan:
(a)“Appreciation Right” means a right granted pursuant to Section 5 of this Plan.
(b)“Base Price” means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.
(c)“Board” means the Board of Directors of the Company.
(d)“Cash Incentive Award” means a cash award granted pursuant to Section 8 of this Plan.
(e)“Change in Control” has the meaning set forth in Section 12 of this Plan.
(f)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder, as such law and regulations may be amended from time to time.
(g)“Committee” means the Compensation Committee of the Board (or its successor(s)), or any other committee of the Board designated by the Board to administer this Plan pursuant to Section 10 of this Plan.
(h)“Common Stock” means the common stock, par value $0.0001 per share, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.
(i)“Company” means Playboy, Inc., a Delaware corporation, and its successors.
(j)“Date of Grant” means the date provided for by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units, Cash Incentive Awards, or other awards contemplated by Section 9 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 9 of this Plan, will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto).
(k)“Director” means a member of the Board.
(l)“Effective Date” means the date this Plan is approved by the Stockholders.
(m)“Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the awards granted under this Plan. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company or a Participant.
(n)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.
(o)“Incentive Stock Option” means an Option Right that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.

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(p)“Management Objectives” means performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares, Performance Units or Cash Incentive Awards or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend equivalents or other awards pursuant to this Plan and include, but are not limited to, objectives related to earnings before interest, taxes, depreciation and amortization, income or net income (loss) (either before or after interest, taxes, depreciation and/or amortization), earnings, changes in the market price of Common Stock, funds from operations or similar measures, sales, revenue (including recurring revenue), growth in revenue, enterprise value or economic value added, mergers, acquisitions or other strategic transactions, divestitures, financings, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, return on investments, assets, return on assets, net asset turnover, debt (including debt reduction), return on operating revenue, working capital, regulatory compliance, improvement of financial ratings, annual spend or license annual spend, equity investments, investing activities and financing activities (or any combination thereof) stockholder returns, dividend ratio, orders, return on sales, marketing, gross or net profit levels, productivity, volumes produced and/or transported, margins, leverage ratio, coverage ratio, strategic business objectives (including operating efficiency, geographic business expansion goals, partnerships, customer/client satisfaction, talent recruitment and retention, productivity ratios, product quality, sales of new products, employee turnover, supervision of information technology), operating efficiency, productivity, product innovation, number of customers, customer satisfaction and related metrics, individual performance, quality improvements, growth or growth rate, intellectual property, expenses or costs (including cost reduction programs), budget comparisons, implementation of projects or processes, formation of joint ventures, research and development collaborations, marketing or customer service collaborations, employee engagement and satisfaction, diversity, environmental and social measures, information technology, technology development, human resources management, litigation, research and development, working capital, earnings (loss) per share of Common Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the goals or actual levels of achievement regarding the Management Objectives, in whole or in part, as the Committee deems appropriate and equitable.
(q)“Market Value per Share” means, as of any particular date, the closing price of a share of Common Stock as reported for that date on the Nasdaq Stock Market or, if the Common Stock is not then listed on the Nasdaq Stock Market, on any other national securities exchange on which the Common Stock is listed, or if there are no sales on such date, on the next preceding trading day during which a sale occurred. If there is no regular public trading market for the Common Stock, then the Market Value per Share shall be the fair market value as determined in good faith by the Committee. The Committee is authorized to adopt another fair market value pricing method provided such method is stated in the applicable Evidence of Award and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.
(r)“Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.
(s)“Option Price” means the purchase price payable on exercise of an Option Right.
(t)“Option Right” means the right to purchase Common Stock upon exercise of an award granted pursuant to Section 4 of this Plan.
(u)“Participant” means a person who is selected by the Committee to receive benefits under this Plan and who is at the time (i) a non-employee Director, (ii) an officer or other employee of the Company or any Subsidiary, including a person who has agreed to commence serving in such capacity within 90 days of the Date of Grant, or (iii) a person, including a consultant, who provides services to the Company or any Subsidiary that are equivalent to those typically provided by an employee (provided such person satisfies the Form S-8 definition of “employee”).
(v)“Performance Period” means, in respect of a Cash Incentive Award, Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Cash Incentive Award, Performance Share or Performance Unit are to be achieved.

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(w)“Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan, and may be payable in cash, Common Stock or a combination thereof.
(x)“Performance Unit” means a bookkeeping entry award granted pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Committee, and may be payable in cash, Common Stock or a combination thereof.
(y)“Plan” means this PLBY Group, Inc. 2021 Equity and Incentive Compensation Plan, as may be amended or amended and restated from time to time.
(z)“Restricted Stock” means Common Stock granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfer has expired.
(aa)“Restricted Stock Units” means an award made pursuant to Section 7 of this Plan of the right to receive Common Stock, cash or a combination thereof at the end of the applicable Restriction Period.
(ab)“Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 of this Plan.
(ac)“Spread” means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Base Price provided for with respect to the Appreciation Right.
(ad)“Stockholder” means an individual or entity that owns one or more shares of Common Stock.
(ae)“Subsidiary” means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, unincorporated association or other similar entity), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which the Company at the time owns or controls, directly or indirectly, more than 50% of the total combined Voting Power represented by all classes of stock issued by such corporation.
(af)“Voting Power” means, at any time, the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors in the case of the Company or members of the board of directors or similar body in the case of another entity.
3.Shares Available Under this Plan.
(a)Maximum Shares Available Under this Plan.
(i)Subject to adjustment as provided in Section 11 of this Plan and the share counting rules set forth in Section 3(b) of this Plan, the number of shares of Common Stock available under this Plan for awards of (A) Option Rights or Appreciation Rights, (B) Restricted Stock, (C) Restricted Stock Units, (D) Performance Shares or Performance Units, (E) awards contemplated by Section 9 of this Plan, or (F) dividend equivalents paid with respect to awards made under this Plan will not exceed, in the aggregate, 4,262,364 shares of Common Stock (the “Overall Share Limit”). The Overall Share Limit shall be automatically increased on the first day of each fiscal year, beginning in 2022 and ending in 2031, by an amount equal to the lesser of (x) 4% of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (y) such smaller number of shares as determined by the Board. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

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(ii)Subject to the share counting rules set forth in Section 3(b) of this Plan, the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan will be reduced by one share of Common Stock for every one share of Common Stock subject to an award granted under this Plan.
(b)Share Counting Rules.
(i)Except as provided in Section 22 of this Plan or herein, if any award granted under this Plan (in whole or in part) is cancelled or forfeited, expires, is settled for cash, or is unearned, the Common Stock subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, again be available under Section 3(a)(i) above.
(ii)Notwithstanding anything to the contrary contained in this Plan: (A) shares of Common Stock withheld by the Company, tendered or otherwise used in payment of the Option Price of an Option Right will not be added (or added back, as applicable) to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan; (B) shares of Common Stock withheld by the Company, tendered or otherwise used to satisfy tax withholding will not be added (or added back, as applicable) to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan; (C) shares of Common Stock subject to a share-settled Appreciation Right that are not actually issued in connection with the settlement of such Appreciation Right on the exercise thereof will not be added back to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan; and (D) shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Option Rights will not be added (or added back, as applicable) to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan.
(iii)If, under this Plan, a Participant has elected to give up the right to receive cash compensation in exchange for Common Stock based on fair market value, such Common Stock will not count against the aggregate limit under Section 3(a)(i) of this Plan.
(c)Limit on Incentive Stock Options. Notwithstanding anything to the contrary contained in this Plan, and subject to adjustment as provided in Section 11 of this Plan, the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 4,262,364 shares of Common Stock (the “ISO Limit”); provided, however, that the ISO Limit will increase by 1,451,017 shares of Common Stock on the first day of each fiscal year beginning in 2022 and ending in 2031; provided, further, that in no event shall the ISO Limit exceed the Overall Share Limit.
(d)Non-Employee Director Compensation Limit. Notwithstanding anything to the contrary contained in this Plan, in no event will any non-employee Director in any one calendar year be granted compensation for such service having an aggregate maximum value (measured at the Date of Grant as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $600,000; provided, however, that such compensation limit during the first calendar year on which such non-employee Director serves on the Board shall be $1,000,000.
4.Option Rights. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(a)Each grant will specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.

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(b)Each grant will specify an Option Price per share of Common Stock, which Option Price (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant.
(c)Each grant will specify whether the Option Price will be payable (i) in cash, by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Common Stock owned by the Optionee having a value at the time of exercise equal to the total Option Price, (iii) subject to any conditions or limitations established by the Committee, by the withholding of Common Stock otherwise issuable upon exercise of an Option Right pursuant to a “net exercise” arrangement, (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Committee.
(d)To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the Common Stock to which such exercise relates.
(e)Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary, if any, that is necessary before any Option Rights or installments thereof will vest. Option Rights may provide for continued vesting or the earlier vesting of such Option Rights, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.
(f)Any grant of Option Rights may specify Management Objectives regarding the vesting of such rights.
(g)Option Rights granted under this Plan may be (i) options, including Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended to so qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code.
(h)No Option Right will be exercisable more than 10 years from the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Option Right upon such terms and conditions as established by the Committee.
(i)Option Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.
(j)Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.
5.Appreciation Rights.
(a)The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to any Participant of Appreciation Rights. An Appreciation Right will be the right of the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise.
(b)Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(i)Each grant may specify that the amount payable on exercise of an Appreciation Right will be paid by the Company in cash, Common Stock or any combination thereof.

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(ii)Each grant will specify the period or periods of continuous service by the Participant with the Company or any Subsidiary, if any, that is necessary before the Appreciation Rights or installments thereof will vest. Appreciation Rights may provide for continued vesting or the earlier vesting of such Appreciation Rights, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.
(iii)Any grant of Appreciation Rights may specify Management Objectives regarding the vesting of such Appreciation Rights.
(iv)Appreciation Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.
(v)Each grant of Appreciation Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.
(c)Also, regarding Appreciation Rights:
(i)Each grant will specify in respect of each Appreciation Right a Base Price, which (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant; and
(ii)No Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Appreciation Right upon such terms and conditions as established by the Committee.
6.Restricted Stock. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(a)Each such grant or sale will constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter described.
(b)Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share on the Date of Grant.
(c)Each such grant or sale will provide that the Restricted Stock covered by such grant or sale will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant or until achievement of Management Objectives referred to in Section 6(e) of this Plan.
(d)Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant (which restrictions may include rights of repurchase or first refusal of the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture while held by any transferee).
(e)Any grant of Restricted Stock may specify Management Objectives regarding the vesting of such Restricted Stock.
(f)Notwithstanding anything to the contrary contained in this Plan, Restricted Stock may provide for continued vesting or the earlier vesting of such Restricted Stock, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

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(g)Any such grant or sale of Restricted Stock may require that any and all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and/or reinvested in additional Restricted Stock, which will be subject to the same restrictions as the underlying award. For the avoidance of doubt, any such dividends or other distributions on Restricted Stock shall be deferred until, and paid contingent upon, the vesting of such Restricted Stock.
(h)Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, (i) all certificates representing Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares or (ii) all Restricted Stock will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Restricted Stock.
7.Restricted Stock Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(a)Each such grant or sale will constitute the agreement by the Company to deliver Common Stock or cash, or a combination thereof, to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include achievement regarding Management Objectives) during the Restriction Period as the Committee may specify.
(b)Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share on the Date of Grant.
(c)Notwithstanding anything to the contrary contained in this Plan, Restricted Stock Units may provide for continued vesting or the earlier lapse or other modification of the Restriction Period, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.
(d)During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Common Stock deliverable upon payment of the Restricted Stock Units and will have no right to vote them, but the Committee may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on a deferred and contingent basis, either in cash or in additional shares of Common Stock; provided, however, that dividend equivalents or other distributions on Common Stock underlying Restricted Stock Units shall be deferred until and paid contingent upon the vesting of such Restricted Stock Units.
(e)Each grant or sale of Restricted Stock Units will specify the time and manner of payment of the Restricted Stock Units that have been earned. Each grant or sale will specify that the amount payable with respect thereto will be paid by the Company in Common Stock or cash, or a combination thereof.
(f)Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.
8.Cash Incentive Awards, Performance Shares and Performance Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Cash Incentive Awards, Performance Shares and Performance Units. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(a)Each grant will specify the number or amount of Performance Shares or Performance Units, or cash amount payable with respect to a Cash Incentive Award, to which it pertains, which number or amount may be subject to adjustment to reflect changes in compensation or other factors.

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(b)The Performance Period with respect to each Cash Incentive Award or grant of Performance Shares or Performance Units will be such period of time as will be determined by the Committee, which may be subject to continued vesting or earlier lapse or other modification, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.
(c)Each grant of a Cash Incentive Award, Performance Shares or Performance Units will specify Management Objectives regarding the earning of the award.
(d)Each grant will specify the time and manner of payment of a Cash Incentive Award, Performance Shares or Performance Units that have been earned.
(e)The Committee may, on the Date of Grant of Performance Shares or Performance Units, provide for the payment of dividend equivalents to the holder thereof either in cash or in additional shares of Common Stock, which dividend equivalents shall be subject to deferral and payment on a contingent basis based on the Participant’s earning and vesting of the Performance Shares or Performance Units, as applicable, with respect to which such dividend equivalents are paid.
(f)Each grant of a Cash Incentive Award, Performance Shares or Performance Units will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.
9.Other Awards.
(a)Subject to applicable law and the applicable limits set forth in Section 3 of this Plan, the Committee may authorize the grant to any Participant of Common Stock or such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of the shares of Common Stock or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Committee will determine the terms and conditions of such awards. Common Stock delivered pursuant to an award in the nature of a purchase right granted under this Section 9 will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, Common Stock, other awards, cash, notes or other property, as the Committee determines.
(b)Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 9.
(c)The Committee may authorize the grant of shares of Common Stock as a bonus, or may authorize the grant of other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Committee in a manner that complies with Section 409A of the Code.
(d)The Committee may, at or after the Date of Grant, authorize the payment of dividends or dividend equivalents on awards granted under this Section 9 on a deferred and contingent basis, either in cash or in additional shares of Common Stock; provided, however, that dividend equivalents or other distributions on Common Stock underlying awards granted under this Section 9 shall be deferred until and paid contingent upon the earning and vesting of such awards.
(e)Each grant of an award under this Section 9 will be evidenced by an Evidence of Award. Each such Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve, and will specify the time and terms of delivery of the applicable award.

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(f)Notwithstanding anything to the contrary contained in this Plan, awards under this Section 9 may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.
10.Administration of this Plan.
(a)This Plan will be administered by the Committee; provided, that, at the discretion of the Board, the Plan may be administered by the Board, including with respect to the administration of any responsibilities and duties held by the Committee hereunder. The Committee may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof. To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee.
(b)The interpretation and construction by the Committee of any provision of this Plan or of any Evidence of Award (or related documents) and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith. In addition, the Committee is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in this Plan, and no authorization in any Plan section or other provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Committee.
(c)To the extent permitted by law, the Committee may delegate to one or more of its members, to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, the subcommittee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee, the subcommittee or such person may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Committee: (i) designate employees to be recipients of awards under this Plan and (ii) determine the size of any such awards; provided, however, that (A) the Committee will not delegate such responsibilities to any such officer for awards granted to an employee who is an officer (for purposes of Section 16 of the Exchange Act), a Director, or more than 10% “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act; (B) the resolution providing for such authorization shall set forth the total number of shares of Common Stock such officer(s) may grant; and (C) the officer(s) will report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the authority delegated.

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11.Adjustments. The Committee shall make or provide for such adjustments in the number of and kind of shares of Common Stock covered by outstanding Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of and kind of shares of Common Stock covered by other awards granted pursuant to Section 9 of this Plan, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, respectively, in Cash Incentive Awards, and in other award terms, as the Committee, in its sole discretion, determines, in good faith, is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price, respectively, greater than the consideration offered in connection with any such transaction or event or Change in Control, the Committee may in its discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Committee shall also make or provide for such adjustments in the number of shares of Common Stock specified in Section 3 of this Plan as the Committee in its sole discretion, determines, in good faith, is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(c) of this Plan will be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail to so qualify.
12.Change in Control. For purposes of this Plan, except as may be otherwise prescribed by the Committee in an Evidence of Award made under this Plan or as otherwise provided in another plan or agreement applicable to the Participant, a “Change in Control” will be deemed to have occurred upon the occurrence (after the Effective Date) of any of the following events:
(a)the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company where such acquisition causes such Person to own 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not be deemed to result in a Change in Control:
(i)any acquisition directly from the Company that is approved by the Incumbent Board (as defined in subsection (b) below),
(ii)any acquisition by the Company,
(iii)any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

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(iv)any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) below; provided, further, that if any Person’s beneficial ownership of the Outstanding Company Voting Securities reaches or exceeds 50% as a result of a transaction described in clause (i) or (ii) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Company, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 50% or more of the Outstanding Company Voting Securities; and provided, further, that if at least a majority of the members of the Incumbent Board determines in good faith that a Person has acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Outstanding Company Voting Securities inadvertently, and such Person divests as promptly as practicable a sufficient number of shares so that such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) less than 50% of the Outstanding Company Voting Securities, then no Change in Control shall have occurred as a result of such Person’s acquisition;
(b)individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board” as modified by this subsection (b)) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest or the use of any proxy access procedures in the Company’s organizational documents with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
(c)consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation or other transaction (“Business Combination”) excluding, however, such a Business Combination pursuant to which
(i)the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries),
(ii)no Person (excluding any employee benefit plan (or related trust) of the Company, the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination, and
(iii)at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
(d)Stockholder approval of a complete liquidation or dissolution of the Company except pursuant to a Business Combination that complies with clauses (i), (ii) and (iii) of subsection (c) above.

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Notwithstanding the foregoing, with respect to any award under the Plan that is characterized as “non-qualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of any payment in respect of such award unless such event would also constitute a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets of” the Company under Section 409A of the Code.
13.Detrimental Activity and Recapture Provisions. Any Evidence of Award may reference a clawback policy of the Company or provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if a Participant, either (a) during employment or other service with the Company or a Subsidiary, or (b) within a specified period after termination of such employment or service, engages in any detrimental activity, as described in the applicable Evidence of Award or such clawback policy. In addition, notwithstanding anything in this Plan to the contrary, any Evidence of Award or such clawback policy may also provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any Common Stock issued under and/or any other benefit related to an award, or other provisions intended to have a similar effect, including upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Common Stock may be traded.
14.Non-U.S. Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company or any Subsidiary under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further Stockholder approval.
15.Transferability.
(a)Except as otherwise determined by the Committee, and subject to compliance with Section 17(b) of this Plan and Section 409A of the Code, no Option Right, Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Cash Incentive Award, award contemplated by Section 9 of this Plan or dividend equivalents paid with respect to awards made under this Plan will be transferable by the Participant except by will or the laws of descent and distribution. In no event will any such award granted under this Plan be transferred for value. Where transfer is permitted, references to “Participant” shall be construed, as the Committee deems appropriate, to include any permitted transferee to whom such award is transferred. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law or court supervision.
(b)The Committee may specify on the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer, including minimum holding periods.

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16.Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes or other amounts in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts required to be withheld, which arrangements (in the discretion of the Committee) may include relinquishment of a portion of such benefit. Notwithstanding the foregoing, when the Participant is required to pay the Company an amount required to be withheld under applicable income, employment, tax or other laws, the Committee may require the Participant to satisfy the obligation, in whole or in part, by having withheld, from the shares of Common Stock delivered or required to be delivered to the Participant, shares of Common Stock having a value equal to the amount required to be withheld or by delivering to the Company other shares of Common Stock held by such Participant. The Common Stock used for tax or other withholding will be valued at an amount equal to the fair market value of such Common Stock on the date the benefit is to be included in Participant’s income. In no event will the fair market value of the Common Stock to be withheld and delivered pursuant to this Section 16 exceed the minimum amount required to be withheld, unless (i) an additional amount can be withheld and not result in adverse accounting consequences and (ii) such additional withholding amount is authorized by the Committee. Participants will also make such arrangements as the Company may require for the payment of any withholding tax or other obligation that may arise in connection with the disposition of Common Stock acquired upon the exercise of Option Rights.
17.Compliance with Section 409A of the Code.
(a)To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.
(b)Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owed by a Participant to the Company or any of its Subsidiaries.
(c)If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service.
(d)Solely with respect to any award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time and form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for any purpose in respect of such award.

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(e)Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.
18.Amendments.
(a)The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan, for purposes of applicable stock exchange rules and except as permitted under Section 11 of this Plan, (i) would materially increase the benefits accruing to Participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan, or (iv) must otherwise be approved by the Stockholders in order to comply with applicable law or the rules of the Nasdaq Stock Market or, if the Common Stock is not traded on the Nasdaq Stock Market, the principal national securities exchange upon which the Common Stock is traded or quoted, all as determined by the Board, then, such amendment will be subject to Stockholder approval and will not be effective unless and until such approval has been obtained.
(b)Except in connection with a corporate transaction or event described in Section 11 of this Plan or in connection with a Change in Control, the terms of outstanding awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, or cancel outstanding “underwater” Option Rights or Appreciation Rights (including following a Participant’s voluntary surrender of “underwater” Option Rights or Appreciation Rights) in exchange for cash, other awards or Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, without Stockholder approval. This Section 18(b) is intended to prohibit the repricing of “underwater” Option Rights and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 11 of this Plan. Notwithstanding any provision of this Plan to the contrary, this Section 18(b) may not be amended without Stockholder approval.
(c)If permitted by Section 409A of the Code, but subject to the paragraph that follows, including in the case of termination of employment or service, or in the case of unforeseeable emergency or other circumstances or in the event of a Change in Control, to the extent a Participant holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Cash Incentive Awards, Performance Shares or Performance Units which have not been fully earned, or any dividend equivalents or other awards made pursuant to Section 9 of this Plan subject to any vesting schedule or transfer restriction, or who holds Common Stock subject to any transfer restriction imposed pursuant to Section 15(b) of this Plan, the Committee may, in its sole discretion, provide for continued vesting or accelerate the time at which such Option Right, Appreciation Right or other award may vest or be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Cash Incentive Awards, Performance Shares or Performance Units will be deemed to have been earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.
(d)Subject to Section 18(b) of this Plan, the Committee may amend the terms of any award theretofore granted under this Plan prospectively or retroactively. Except for adjustments made pursuant to Section 11 of this Plan, no such amendment will materially impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.
19.Governing Law. This Plan and all grants and awards and actions taken hereunder will be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

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20.Effective Date/Termination. This Plan will be effective as of the Effective Date. No grant will be made under this Plan on or after the tenth anniversary of the Effective Date, but all grants made prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.
21.Miscellaneous Provisions.
(a)The Company will not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.
(b)This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.
(c)Except with respect to Section 21(e) of this Plan, to the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.
(d)No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or shares thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.
(e)Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries will not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder.
(f)No Participant will have any rights as a Stockholder with respect to any Common Stock subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such Common Stock upon the share records of the Company.
(g)The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.
(h)Except with respect to Option Rights and Appreciation Rights, the Committee may permit Participants to elect to defer the issuance of Common Stock under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan and which are intended to comply with the requirements of Section 409A of the Code. The Committee also may provide that deferred issuances and settlements include the crediting of dividend equivalents or interest on the deferral amounts.
(i)If any provision of this Plan is or becomes invalid or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Committee, such provision will be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it will be stricken and the remainder of this Plan will remain in full force and effect. Notwithstanding anything in this Plan or an Evidence of Award to the contrary, nothing in this Plan or in an Evidence of Award prevents a Participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity a Participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act.
22.Share-Based Awards in Substitution for Awards Granted by Another Company. Notwithstanding anything in this Plan to the contrary:

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(a)Awards may be granted under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other share or share-based awards held by awardees of an entity engaging in a corporate transaction, including acquisition or merger transactions, with the Company or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the transaction, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code. The awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for Common Stock substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.
(b)In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary merges has shares available under a pre-existing plan previously approved by shareholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for awards made after such acquisition or merger under this Plan; provided, however, that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or merger.
(c)Any Common Stock that is issued or transferred by, or that is subject to any awards that are granted by, or become obligations of, the Company under Sections 22(a) or 22(b) of this Plan will not reduce the shares of Common Stock available for issuance or transfer under this Plan or otherwise count against the limits contained in Section 3 of this Plan, except as otherwise provided in this Plan. In addition, no shares of Common Stock subject to an award that is granted by, or becomes an obligation of, the Company under Sections 22(a) or 22(b) of this Plan, will be added to the aggregate limit contained in Section 3(a)(i) of this Plan.

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APPENDIX B — INCENTIVE PLAN AMENDMENT

FORM OF
AMENDMENT TO THE
PLAYBOY, INC. AMENDED & RESTATED 2021 EQUITY AND INCENTIVE COMPENSATION PLAN

Playboy, Inc., a Delaware corporation (the “Company”), hereby adopts this amendment (the “Amendment”) to the PLAYBOY, INC. AMENDED & RESTATED 2021 EQUITY AND INCENTIVE COMPENSATION PLAN (the “Plan”), effective as of [•], 2026.

WHEREAS, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company has determined that it is advisable and in the best interests of the Company for the Company to amend the Plan on the terms set forth in this Amendment.

NOW THEREFORE, BE IT RESOLVED, that:

1.    Section 2 of the Plan is hereby amended to include the following definition:

“‘Amendment Effective Date’ means the date the Amendment to the Plan is approved by the stockholders of the Company.”

2.    Section 3(a)(i) of the Plan is hereby deleted in its entirety and is replaced with the following:

“Subject to adjustment as provided in Section 11 of this Plan and the share counting rules set forth in Section 3(b) of this Plan, the number of shares of Common Stock available under this Plan for awards of (A) Option Rights or Appreciation Rights, (B) Restricted Stock, (C) Restricted Stock Units, (D) Performance Shares or Performance Units, (E) awards contemplated by Section 9 of this Plan, or (F) dividend equivalents paid with respect to awards made under this Plan will not exceed, in the aggregate, 14,262,364 shares of Common Stock (the “Overall Share Limit”). The Overall Share Limit shall be automatically increased on the first day of each fiscal year, beginning in 2022 and ending in 2031, by an amount equal to the lesser of (x) 4% of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (y) such smaller number of shares as determined by the Board. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.”

3.    This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

4.    Except as expressly modified herein, all terms, provisions and conditions of the Plan shall remain in full force and effect.

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